UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, For Use Of The Commission Only (as permitted by Rule 14A-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
STEWART INFORMATION SERVICES CORPORATION
(Name of the Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STEWART INFORMATION SERVICES CORPORATION
1980 Post Oak Boulevard
Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 1, 2009

Notice is hereby given that Stewart Information Services Corporation, a Delaware corporation, will hold its annual meeting of stockholders on May 1, 2009, at 8:30 a.m., in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, for the following purposes:

(1) To elect Stewart’s directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

(2) To approve an amendment to the Stewart Information Services Corporation Restated Certificate of Incorporation to increase the number of authorized shares of common stock;

(3) To approve the Stewart Information Services Corporation 2008 Strategic Incentive Pool Plan;

(4) To approve an increase in the number of shares authorized under the Stewart Information Services Corporation 2005 Long-Term Incentive Plan; and

(5) To transact such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FIVE NOMINEES FOR DIRECTOR TO BE ELECTED BY THE COMMON STOCKHOLDERS; FOR THE APPROVAL OF THE AMENDMENT TO THE STEWART INFORMATION SERVICES CORPORATION RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK; FOR THE PROPOSAL TO APPROVE THE STEWART INFORMATION SERVICES CORPORATION 2008 STRATEGIC INCENTIVE POOL PLAN; AND FOR THE APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED UNDER THE STEWART INFORMATION SERVICES CORPORATION 2005 LONG-TERM INCENTIVE PLAN.

The holders of record of Stewart’s common stock and Class B common stock at the close of business on March 3, 2009 will be entitled to vote at the meeting.

By Order of the Board of Directors,

J. Allen Berryman
Secretary

March 27, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD MAY 1, 2009

Our proxy statement for the 2009 Annual Meeting and our Annual Report to
Stockholders for the year 2008 are available at http://www.Stewart.com/2009AnnualMeeting.

IMPORTANT

You are cordially invited to attend the annual meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. If you attend the meeting you can vote either in person or by your proxy
.

PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE STEWART INFORMATION SERVICES CORPORATION RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL NO. 3: APPROVAL OF THE STEWART INFORMATION SERVICES CORPORATION 2008 STRATEGIC INCENTIVE POOL PLAN
PROPOSAL NO. 4: APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED UNDER THE STEWART INFORMATION SERVICES CORPORATION 2005 LONG-TERM INCENTIVE PLAN
EQUITY COMPENSATION PLANS TABLE
SELECTION OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN TRANSACTIONS
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS
ANNEX A
ANNEX B

STEWART INFORMATION SERVICES CORPORATION
1980 Post Oak Boulevard
Suite 800
Houston, Texas 77056
(713) 625-8100

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 1, 2009

We at Stewart Information Services Corporation are furnishing this proxy statement to our stockholders in connection with the solicitation by our board of directors of proxies for the annual meeting of stockholders we are holding on Friday, May 1, 2009, at 8:30 a.m., in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, or for any adjournment of that meeting. For directions to the annual meeting, please contact Ted C. Jones in Investor Relations at (713) 625-8014.

Proxies in the form enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. Unless you specify otherwise, the shares represented by your proxy will be voted for the board of directors’ nominees listed therein, for approval of the amendment to the Stewart Information Services Corporation Restated Certificate of Incorporation, for approval of the Stewart Information Services Corporation 2008 Strategic Incentive Pool Plan, and for approval of an increase in the number of shares authorized under the Stewart Information Services Corporation 2005 Long-Term Incentive Plan. If after sending in your proxy you wish to vote in person, you may revoke the proxy at any time before it is exercised by delivering written notice to us at or prior to the meeting. We are mailing this proxy statement on or about March 27, 2009, to stockholders of record at the close of business on March 3, 2009.

At the close of business on March 3, 2009, 17,133,775 shares of our common stock (“Common Stock”) and 1,050,012 shares of our Class B common stock (“Class B Stock”) were outstanding and entitled to vote, and only the holders of record on such date may vote at the meeting. As long as 600,000 or more shares of Class B Stock are outstanding, the Common Stock and Class B Stock will be voted as separate classes at each election of directors. Holders of our Class B Stock, to whom we refer to as our Class B Stockholders, may convert their shares of Class B Stock into shares of our Common Stock on a one-for-one basis at any time.

The holders of our Common Stock, to whom we refer to as our Common Stockholders, voting as a class, are entitled to elect five of our nine directors. Each Common Stockholder is entitled either to cast one vote per share for each of those five directors, or to vote cumulatively by casting five votes per share, which may be distributed in any manner among any number of the nominees for director. The enclosed form of proxy allows you to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. If you withhold authority to vote for four or fewer of the nominees, and if there are nominees other than nominees for the director positions to be elected by the Common Stockholders listed in this proxy statement, then the persons named in the enclosed proxy may vote cumulatively by dividing the number of votes represented by the proxy equally among the nominees for which you did not withhold authority to vote. If there are no nominees other than nominees for the five positions to be elected by the Common Stockholders, the persons named in the enclosed proxy intend to allocate the votes represented by the proxy evenly among the nominees listed in this proxy statement. If there are any additional nominees for such positions, the persons named in the enclosed proxy will vote cumulatively to elect as many as possible of the nominees. If it is not possible to elect each of the five nominees, the persons named in the enclosed proxy will have discretion as to how they allocate the votes among the nominees.

Withholding of authority to vote in the enclosed proxy will not affect the election of those directors for whom you withhold authority to vote, unless you vote in person at the meeting or by means of another proxy, because our By-Laws provide that directors are elected by a plurality of the votes cast. For the purpose of electing directors, broker non-votes are not treated as a vote cast affirmatively or negatively, and therefore will not affect the outcome of the election of directors. We will count the shares held by each stockholder who signs and returns the enclosed form of proxy only to determine the presence of a quorum at the meeting.

Our Class B Stockholders, voting as a class, are entitled to elect the remaining four of our nine directors. Each Class B Stockholder has the right to vote, in person or by proxy, the number of shares owned by him for those four directors for whose election he has a right to vote.

Our Common Stockholders and Class B Stockholders each will vote as a separate class with respect to the approval of the amendment to the Restated Certificate of Incorporation. The affirmative vote of a majority of the issued and outstanding shares held by both of the Common Stockholders and Class B Stockholders, each voted as a separate class, is required to approve such proposal. Because the proposed amendment to our Restated Certificate of Incorporation requires the affirmative vote of a majority of the issued and outstanding shares held by our Common Stockholders, abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposed amendment.

Our Common Stockholders and Class B Stockholders will vote together as a single class with respect to the approvals of the 2008 Strategic Incentive Pool Plan and of an increase in the number of shares authorized under the 2005 Long-Term Incentive Plan. Under New York Stock Exchange rules, the approvals of the Stewart Information Services Corporation 2008 Strategic Incentive Pool Plan and an increase in the number of authorized shares under the Stewart Information Services Corporation 2005 Long-Term Incentive Plan require an affirmative vote of the majority of the votes cast on the proposals, provided that the total votes cast on the proposals represent over 50% of the voting power of the total outstanding shares of Common Stock and Class B Stock. Only votes “FOR,” “AGAINST,” and abstentions count as votes cast. The number of votes “FOR” each proposal must be greater than 50% of the total votes cast. Thus, abstentions have the same effect as a vote “AGAINST” the proposals. Brokers do not have discretionary authority to vote shares on these proposals without direction from the beneficial owner. Consequently, broker non-votes could impair our ability to satisfy the requirement that the total votes cast represent over 50% of the total outstanding voting power. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, we will vote them “FOR” the approval of each proposal.

Except as otherwise specifically noted in this proxy statement, the “Company,” “we,” “our,” “us,” and similar words in this proxy statement refer to Stewart Information Services Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 3, 2009 with respect to persons we believe to be the beneficial owners of more than 5% of either class of our voting shares:

		Amount and
		Nature of
		Beneficial		Percent of
Name and Address of Beneficial Owner	Title of Class	Ownership		Class

Malcolm S. Morris	Class B Common Stock	525,006		50.0
3992 Inverness
Houston, Texas 77019
Stewart Morris, Jr.	Class B Common Stock	525,006		50.0
#8 West Rivercrest
Houston, Texas 77042
Artisan Partners Limited Partnership	Common Stock	1,890,594	(1)	10.8
875 East Wisconsin Avenue, Suite 800 Milwaukee, Wisconsin 53202
Wells Fargo & Company	Common Stock	1,603,400	(2)	9.1
402 Montgomery Street San Francisco, California 94163
Dimensional Fund Advisors L.P.	Common Stock	1,442,943	(3)	8.2
1299 Ocean Avenue
Santa Monica, California 90401
Barclay’s Global	Common Stock	1,218,204	(4)	6.9
400 Howard Street San Francisco, California 94105
Barrow, Hanley, Mewhinney & Strauss, Inc.	Common Stock	1,145,170	(5)	6.5
2200 Ross Avenue, 31st Floor
Dallas, Texas 75201-2761
Columbia Wanger Asset Management, L.P.	Common Stock	909,420	(6)	5.2
227 West Monroe Street, Suite 3000 Chicago, Illinois 60606

(1)	Artisan Partners Limited Partnership reported shared dispositive power with respect to all of such shares and shared voting power with respect to 1,734,994 of such shares in its most recent report on Schedule 13G filed January 9, 2009. Artisan Partners is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. The shares reported have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from and proceeds from the sale of such shares.

(2)	Wells Fargo & Company reported sole voting power with respect to all of such shares and sole dispositive power with respect to 1,339,400 of such shares in its report on Schedule 13G filed January 22, 2009, which it filed on its behalf and on behalf of certain of its subsidiaries, including Evergreen Investment Management Company, LLC.

(3)	Dimensional Fund Advisors L.P. reported sole voting power with respect to 1,432,940 of such shares and sole dispositive power with respect to all of such shares in its report on Schedule 13G filed February 9, 2009. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940. Dimensional also serves as investment manager to certain other commingled group trusts and separate accounts. All securities reported in this schedule are owned by these investment companies, trusts and accounts. Dimensional disclaims beneficial ownership of such securities.

(4)	In its group filing on Schedule 13G filed February 5, 2009, Barclays Global Investors, N.A., Barclays Global Fund Advisors and Barclays Global Investors, Ltd., reported sole voting power with respect to 919,797 of such shares and sole dispositive power with respect to all of such shares.

(5)	Barrow, Hanley, Mewhinney & Strauss, Inc. reported sole dispositive power with respect to all of such shares, shared voting power with respect to 649,000 of such shares and sole voting power with respect to 496,170 of such shares in its report on Schedule 13G filed February 12, 2009.

(6)	Columbia Wanger Asset Management, L.P. reported sole voting and dispositive power with respect to all of such shares in its report on Schedule 13G filed February 5, 2009.

Our Class B Stockholders have entered into an agreement to maintain an equal ownership of shares of Class B Stock by Malcolm S. Morris and the estate of Carloss Morris, collectively, and by Stewart Morris, Jr. and Stewart Morris, collectively. Such agreement also provides for rights of first refusal among themselves with respect to Class B Stock in the event of the death or voluntary or involuntary disposition of Class B Stock and upon certain other specified conditions.

The following table sets forth information as of March 3, 2009 with respect to each class of our voting shares beneficially owned by our executive officers, directors and nominees for director and by all our executive officers, directors and nominees for director as a group:

		Amount and
		Nature of
		Beneficial		Percent of
Name	Title of Class	Ownership(1)		Class

Malcolm S. Morris	Common Stock	149,204	(2)	*
	Class B Common Stock	525,006		50.0
Stewart Morris, Jr.	Common Stock	213,626	(3)	1.2
	Class B Common Stock	525,006		50.0
Matthew W. Morris	Common Stock	17,153	(4)	*
J. Allen Berryman	Common Stock	8,010	(5)	*
Max Crisp	Common Stock	46,084	(6)	*
E. Ashley Smith	Common Stock	3,389	(7)	*
Robert L. Clarke	Common Stock	11,465		*
Nita B. Hanks	Common Stock	8,255	(8)	*
Paul W. Hobby	Common Stock	8,227		*
Dr. E. Douglas Hodo	Common Stock	10,427		*
Laurie C. Moore	Common Stock	4,821		*
Dr. W. Arthur Porter	Common Stock	6,227		*
Catherine A. Allen	Common Stock	3,393		*
Thomas G. Apel	Common Stock	3,420		*
All executive officers, directors and nominees for director as a group (14 persons)	Common Stock	493,701		2.8
	Class B Common Stock	1,050,012		100.0

*	Less than 1%.

(1)	Unless otherwise indicated, the beneficial owner has sole voting and dispositive power with respect to all shares indicated.

(2)	Includes 100,000 shares subject to stock options and 12,000 shares of restricted stock that vest on December 31, 2009.

(3)	Includes 170,000 shares subject to stock options and 12,000 shares of restricted stock that vest on December 31, 2009.

(4)	Includes 1,600 shares subject to stock options, 469 shares owned through the Company’s 401(k) plan and 10,000 shares of restricted stock that vest on December 31, 2009.

(5)	Includes 10 shares owned through the Company’s 401(k) plan and 8,000 shares of restricted stock that vest on December 31, 2009.

(6)	Includes 38,000 shares subject to stock options.

(7)	Includes 1,000 shares subject to stock options and 389 shares owned through the Company’s 401(k) plan.

(8)	Includes 7,300 shares subject to stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Each of our directors and certain officers are required to report to the Securities and Exchange Commission, by a specified date, his or her transactions related to Common Stock or Class B Stock. Based solely on a review of the copies of reports furnished to us or written representations that no other reports were required, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were met during the 2008 fiscal year.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

At our annual meeting, our stockholders will elect nine directors, constituting the entire board of directors. Our Common Stockholders are entitled to elect five directors, and our Class B Stockholders are entitled to elect four directors.

Common Stockholders’ Nominees

The following persons have been nominated by the board of directors as directors to be elected by our Common Stockholders. The persons named in your proxy intend to vote the proxy for the election of each of these nominees, unless you specify otherwise. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the meeting, your proxy will be voted for another nominee, or other nominees, selected by our board of directors.

Nominee, Age and Position with Stewart	Director Since

Catherine A. Allen, 62, Advisory Director	—
Robert L. Clarke, 66, Director	2004
Dr. E. Douglas Hodo, 74, Director	1988
Laurie C. Moore, 63, Director	2004
Dr. W. Arthur Porter, 67, Director	1993

Each of the five nominees up for election by our Common Stockholders, except Catherine A. Allen, was elected by the Common Stockholders at our 2008 annual meeting of stockholders.

Ms. Allen is currently serving as Chairman and CEO of The Santa Fe Group, a strategic consulting company that serves the financial sector in the areas of payments, fraud, information security and regulatory reform. Until 2007, Ms. Allen served as founding CEO of BITS, a consortium of the 100 largest financial services companies in the United States, which led the industry in developing best practices and strategies for the industry in fraud prevention, cybersecurity, business continuity, anti-terrorism, payments and e-commerce. Ms. Allen currently serves as one of our advisory directors and was recommended by the Nominating and Corporate Governance Committee.

Mr. Clarke has been a partner of the law firm Bracewell & Giuliani LLP for more than the past five years. Mr. Clarke also serves as a director of Mutual of Omaha Insurance Company, and as a director and chairman of the audit committees of the boards of Eagle Materials, Inc., a NYSE-listed manufacturer of building materials, and First Investors Financial Services Group, Inc., a consumer finance company. He served as U.S. Comptroller of the Currency from December 1985 through February 1992.

Dr. Hodo serves as Chairman of our Audit Committee. Dr. Hodo served as President of Houston Baptist University for more than nineteen years and became President Emeritus of the University in 2006.

Ms. Moore is the President of Laurie Moore and Associates, a speaking and consulting practice. In 2003 she founded, and has since served as the CEO of, The Institute for Luxury Home Marketing, LLC, an international membership organization targeting real estate agents who work in the upper-tier residential market. Prior to 2003, Ms. Moore co-founded and served as managing partner of REAL Trends, Inc., a publishing, communications and research company serving brokerage company owners and top management of franchise organizations in the residential real estate industry. Prior to her election as our director, Ms. Moore had served as our advisory director since 2002.

Dr. Porter is a Professor Emeritus of the University of Oklahoma. Prior to his retirement, he served as University Professor and Regents Chair of Engineering at that university. From 1998 to 2006 he served as University Vice President for Technology Development and also served as Dean of the College of Engineering from 1998 to 2005. Prior to those appointments, he had served as President and Chief Executive Officer of Houston Advanced Research Center, a nonprofit research consortium, for more than five years. He also served as an Adjunct Professor of Electrical Engineering at Rice University for more than five years prior to his appointment with the University of Oklahoma. Dr. Porter is also a director of Electro Scientific Industries, Inc., in Oregon and Bookham Technologies in California.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR.

Class B Common Stockholders’ Nominees

The following persons have been nominated as directors to be elected by our Class B Stockholders. The persons named in the Class B Stockholders’ proxies intend to vote the proxies for the election of the nominees named below, unless otherwise specified. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the meeting, proxies will be voted for another nominee, or other nominees, selected by our board of directors.

Nominee, Age and Position with Stewart	Director Since

Thomas G. Apel, 48, Director	2009
Paul W. Hobby, 48, Director	1989
Malcolm S. Morris, 62, Co-Chief Executive Officer and Chairman of the Board of Directors	2000
Stewart Morris, Jr., 60, Co-Chief Executive Officer, President and Director	2000

Each of these nominees, except Thomas G. Apel, was elected by our Class B Stockholders at our 2008 annual meeting of stockholders. Upon the resignation of Mr. Crisp from his position on the board of directors, Mr. Apel was appointed to the board of directors on March 2, 2009.

Mr. Apel currently serves as president of Intrepid Ideas Inc., a product development, technology evaluation and business strategy consulting firm for financial services and real estate finance companies. He is also acting Chairman and CEO of Adfitech, Inc., the nation’s largest mortgage quality control outsourcing firm. Additionally, he is a fellow with the Massachusetts Institute of Technology in the advanced study program currently focused on business model taxonomy and IT portfolio strategies. From 2002 to 2006, Mr. Apel was Chairman and CEO of Centex Title and Ancillary Services, a wholly owned subsidiary of Centex Corporation. Mr. Apel served as one of our advisory directors and was recommended by the Nominating and Corporate Governance Committee.

Mr. Hobby is founding chairman of Genesis Park, L.P., a Houston-based private equity business specializing in technology and communications investments. He has served since 2004 as the CEO of Alpheus Communications, Inc., a Texas wholesale telecommunications provider, and, from 2002 to 2006, as Chairman of CapRock Services, Inc., the largest provider of satellite services to the global energy business. Mr. Hobby previously served on the boards of four publicly traded companies: Coastal Bancorp, Inc. and Aronex Pharmaceutical, Inc. from 1999 through 2001 and Amegy Bank of Texas, Inc. from 2002 through 2005, and EGL, Inc. from 2001 through 2007. He currently serves on the board of one other publicly traded company: NRG Energy, Inc., a nonutility power generation company.

Malcolm S. Morris has served as our Chairman of the Board and Co-Chief Executive Officer since 2000 and as our Senior Executive Vice President - Assistant Chairman for more than five years prior to that time. Malcolm S. Morris has also served for more than the past five years as Chief Executive Officer of Stewart Title Guaranty Company and Chairman of the Board of Stewart Title Company.

Stewart Morris, Jr. has served as our President and Co-Chief Executive Officer since 2000 and as our Senior Executive Vice President - Assistant President for more than five years prior to that time. Stewart Morris, Jr. has also served for more than the past five years as President and Chief Executive Officer of Stewart Title Company and Chairman of the Board of Stewart Title Guaranty Company.

Malcolm S. Morris and Stewart Morris, Jr. are first cousins. Acting together they have the power to direct our management and policies. Accordingly, they may be deemed to be “control persons” as such term is used in regulations adopted under the Securities Exchange Act of 1934. Matthew W. Morris is the son of Malcolm S. Morris.

CORPORATE GOVERNANCE

Board of Directors

We are managed by a board of directors comprised of nine members, five of whom are elected by our Common Stockholders and four of whom are elected by our Class B Stockholders. A majority of the members of the board of directors are “independent” within the meaning of the listing standards of the New York Stock Exchange. These directors are: Thomas G. Apel, Robert L. Clarke, E. Douglas Hodo, Laurie C. Moore, and W. Arthur Porter. During our most recent annual governance review, it was determined that Paul W. Hobby was no longer an independent director. Due to his lack of independence, Mr. Hobby immediately resigned as Chair and as a member of the Compensation Committee. The board has appointed Dr. Porter to Chair the Compensation Committee and appointed Ms. Moore to replace Mr. Hobby on the Compensation Committee. To ensure a majority of the board of directors remained “independent” within the meaning of the listing standards of the New York Stock Exchange, Mr. Crisp resigned as a member of the board of directors and Thomas G. Apel was appointed to the board of directors in his place on March 2, 2009. Except as previously discussed, the board of directors has determined that none of these directors has any material relationship with us or our management that would impair the independence of their judgment in carrying out their responsibilities to us. In making this determination, the board of directors considers any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, between us or any of our subsidiaries and a director to be material if the amount involved exceeds $120,000, exclusive of directors’ fees, in any of our last three fiscal years.

All of our directors hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. All of our officers hold office until the regular meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified. Any action by the board of directors requires the affirmative vote of at least six members.

During 2008, the board of directors held nine meetings and one retreat. Each director attended each of such meetings, except that at three of such meetings, only eight of the nine directors were in attendance. The board of directors has an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. See “Committees of the Board of Directors” below.

The board of directors has adopted the Stewart Code of Business Conduct and Ethics, Guidelines on Corporate Governance and Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer, each of which is available on our website at www.stewart.com and available in print to any stockholder who requests it. Our Guidelines on Corporate Governance and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee require an annual self-evaluation of the performance of the board of directors and of such committees, including the adequacy of such guidelines and charters. The charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are available on our website at www.stewart.com and available in print to any stockholder who requests them.

Our Guidelines on Corporate Governance strongly encourage attendance by our directors in person at our annual meetings of stockholders. All but one of our directors attended our 2008 annual meeting of stockholders.

Advisory Directors

In addition to the directors elected by our Common Stockholders and Class B Stockholders, our board of directors appoints advisory directors to supplement the experience and expertise of our elected directors. Our advisory directors receive notice of and regularly attend meetings of our board of directors and committees on which they serve as non-voting members. They provide valuable insights and advice to us and participate fully in all deliberations of our board of directors but are not included in quorum and voting determinations. Advisory directors receive the same compensation for their services as our elected directors receive.

Committees of the Board of Directors

The board of directors of the Company has the following committees: Executive, Audit, Nominating and Corporate Governance, and Compensation.

Executive Committee.  The Executive Committee may exercise all of the powers of the directors, except those specifically reserved to the board of directors by law or resolution of the board of directors. Until the resignation of Max Crisp from the board of directors on March 2, 2009, Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp served as the members of the Executive Committee. During 2008, the Executive Committee held three meetings, at which all members were present, and executed 19 consents in lieu of meetings.

Audit Committee.  It is the Audit Committee’s duty to (i) review with our independent auditors the scope of the annual audit, (ii) review the independent auditors’ findings related to our internal controls over financial reporting, and (iii) meet with our internal auditors. The Audit Committee has sole authority to appoint or replace our independent auditors. The Audit Committee operates under a written charter adopted by our board of directors, a copy of which is available on our website at www.stewart.com. The Audit Committee is comprised of Dr. E. Douglas Hodo (Chair), Robert L. Clarke and Laurie C. Moore. During 2008, the Audit Committee held nine meetings, at which all members then serving were present. Each of the members of the Audit Committee is “independent” as defined under the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, and the board of directors has determined that Dr. Hodo is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. No member of our Audit Committee serves on the audit committees of more than three public companies. The Audit Committee has the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communication with the Audit Committee concerning independence, and has discussed KPMG LLP’s independence with KPMG LLP.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is comprised of Dr. W. Arthur Porter (Chair), Robert L. Clarke and Laurie C. Moore, each of whom is “independent” as that term is defined in the listing standards of the New York Stock Exchange. It is the Nominating and Corporate Governance Committee’s duty to (i) recommend to our board of directors nominations of persons for election by our Common Stockholders to our board of directors, (ii) create procedures for identification of nominees, (iii) consider and recommend to the board of directors criteria for nomination to our board of directors, and (iv) receive and consider nominations submitted by our stockholders. The Nominating and Corporate Governance Committee held three meetings during 2008, at which all members were present. Our Nominating and Corporate Governance Committee’s charter is available on our website at www.stewart.com.

Our Guidelines on Corporate Governance require that a majority of the nine members of our board of directors be “independent” as that term is defined in the rules of the New York Stock Exchange. As described above, a majority of our current board of directors are “independent” under the filing standards of the New York Stock

Exchange. Those Guidelines also provide that the Nominating and Corporate Governance Committee shall be guided by the following principles:

•	Each director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategy or policy-setting level, or otherwise possess a high level of specialized expertise, and the ability to work well with others. Special expertise or experience that will augment the board of directors’ expertise is particularly desirable.

•	Each director should have sufficient time available to devote to our affairs to carry out the responsibilities of a director and, absent special circumstances, no director should simultaneously serve on the boards of directors of more than three public companies. Directors are qualified for service on the board of directors only if they are able to make a commitment to prepare for and attend meetings of the board of directors and its committees on a regular basis.

•	Each independent director should be free of any significant conflict of interest that would interfere with the independence and proper performance of the responsibilities of a director.

•	Directors to be nominated for election by our Common Stockholders should not be chosen as representatives of a constituent group or organization. Each should utilize his or her unique experience and background to represent and act in the best interests of all stockholders as a group.

In recent years, vacancies occurring in our board of directors have been filled by advisory directors whose experience and expertise have contributed significantly to the deliberations of the board of directors and who meet the criteria set forth above.

Directors should have an equity ownership in us. Toward that end, each non-employee director shall be paid a portion of his or her director’s fees in our Common Stock pursuant to our 2005 Long-Term Incentive Plan, or any successor plan, but only to the extent permitted by law and the Corporate Governance Standards of the New York Stock Exchange.

Pursuant to our By-Laws, the Nominating and Corporate Governance Committee will accept and consider nominations by stockholders of persons for election by our Common Stockholders to our board of directors. To be considered for nomination at our 2010 annual meeting of stockholders, stockholder nominations must be received by us no later than February 15, 2010. Persons wishing to submit the names of candidates for consideration by the Nominating and Corporate Governance Committee may write to the Nominating and Corporate Governance Committee in care of Corporate Secretary, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Any such submission should include the candidate’s name, credentials, contact information and consent to be considered as a candidate. The person proposing the candidate should include his or her contact information and a statement of his or her share ownership, including the number of shares and the period of time the shares have been held.

Compensation Committee.  It is the duty of the Compensation Committee to approve the compensation of our executive officers. During 2008, the Compensation Committee was comprised of Paul W. Hobby (Chair), Robert L. Clarke and Dr. W. Arthur Porter. During 2008, the Compensation Committee executed five consents in lieu of meetings. Except as set forth below, our board of directors has determined that each member of our Compensation Committee is “independent” as that term is defined in the rules of the New York Stock Exchange.

During our most recent annual governance review, it was determined that Mr. Hobby was no longer independent. Due to his lack of independence, Mr. Hobby immediately resigned as Chair and as a member of the Compensation Committee. The Board has appointed Dr. Porter to Chair the Compensation Committee and appointed Ms. Moore to replace Mr. Hobby on the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

During 2008, Messrs. Hobby, Clarke, and Porter served on the Compensation Committee. None of these members is a former or current officer or employee of the Company or any of its subsidiaries, is involved in a relationship requiring disclosure as an interlocking executive officer/director, or had any relationship requiring disclosure under Item 404 of Regulation S-K.

During our most recent annual governance review, it was determined that Mr. Hobby was no longer independent. Due to his lack of independence, Mr. Hobby immediately resigned as Chair and as a member of the Compensation Committee. The Board has appointed Dr. Porter to Chair the Compensation Committee and appointed Ms. Moore to replace Mr. Hobby on the Compensation Committee.

Sessions of Non-Management Directors

Our non-management directors, all of whom are independent, except as noted above, meet at regularly scheduled sessions without management. Our Audit Committee’s Chairman serves as the presiding director at those sessions. Persons wishing to communicate with our non-management directors may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Persons wishing to communicate with our other directors may do so by writing in care of Corporate Secretary, Stewart Information Services Corporation, at the same address.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

During 2008, the Compensation Committee was comprised of Paul W. Hobby (Chair), Robert L. Clarke and Dr. W. Arthur Porter, each of whom was an “independent director” under the listing standards of the New York Stock Exchange. Please see the discussion above under “Corporate Governance — Committees of the Board of Directors — Compensation Committee” for recent changes to the Compensation Committee. The Compensation Committee functions pursuant to its charter, which is available on our web site at www.stewart.com. Under its charter, the Compensation Committee is charged with establishing and monitoring the basic philosophy and policies governing the compensation of our executive officers and senior managers. The Compensation Committee makes recommendations to the board of directors with respect to compensation, incentive compensation plans and equity-based plans. The Compensation Committee during 2008 revised its charter to reflect that the director compensation function has been transferred to the Nominating and Governance Committee to conform to modern trends in public company governance practices.

The Compensation Committee’s specific duties and responsibilities include, but are not limited to, the following:

•	Review and approve the goals and objectives relevant to the compensation of the Co-Chief Executive Officers, evaluate the Co-Chief Executive Officers’ performance in light of those goals and objectives, and recommend to the board of directors the Co-Chief Executive Officers’ compensation levels based on this evaluation.

•	Administer the stock-based compensation plans that we have adopted (or may adopt).

•	Review and approve employment, severance and change-in-control agreements with our executive officers.

•	Review the overall compensation structure for all employees and make recommendations to the board of directors with respect to non-Chief Executive Officer compensation, incentive compensation plans and equity-based plans.

•	Retain at its discretion and on its behalf one or more firms that specialize in officer compensation to (i) compare compensation we pay to our officers to comparable compensation paid by competitors, (ii) compute the value of stock options and (iii) issue a fairness letter upon completion of the firm’s study.

•	Produce an annual report on executive compensation for inclusion in the proxy statement as the Compensation Committee Report.

•	Annually review and reassess the adequacy of its charter and recommend any proposed changes to the board of directors for approval.

•	Annually perform an evaluation of its performance to determine whether the Compensation Committee is functioning effectively and report its conclusions to the board of directors.

The Compensation Committee usually engages a compensation consultant in odd-numbered years to gather, analyze and present data with respect to the compensation of executive officers serving with other title insurance companies and other financial services companies deemed comparable by the Compensation Committee. These comparable companies are The First American Corporation, Fidelity National Financial, Inc. and Old Republic International Corporation. This information is supplemented annually by similar data developed internally. For 2009 the Compensation Committee has elected to forego the expense of the outside consultant in light of the Compensation Committee’s confidence that it has a serviceable grasp of peer-group executive compensation in the current environment. The Compensation Committee considers many factors in its evaluation of the fairness of our compensation program, including the information on comparable compensation at other companies, as discussed below. The compensation of our Co-Chief Executive Officers has historically been set at levels below those of executives at comparable companies. During the fourth quarter of 2008, the Co-Chief Executive Officers, at their election, reduced their 2009 base salary by 10% (from $225,000 to $202,500) to recognize the harsh conditions in the title insurance business, and to recognize the hardship this severe economic contraction has placed on the Company’s employees and their families.

Consistent with that recent development, the Compensation Committee regularly consults with the Co-Chief Executive Officers for the purpose of assuring that executive compensation programs do not distort our overall compensation structure, resulting in discontent among our key employees and other associates. The Compensation Committee also works with the Co-Chief Executive Officers to structure their compensation programs and those of our other executive officers to make the compensation programs tax efficient and accommodate their personal estate planning. To that end, in late 2008 the Compensation Committee confirmed that any vesting of equity grants could be exercised or issued net of taxes, should an executive so choose.

Objectives of the Compensation Programs

We were founded in 1893 by the sons of Judge William H. Stewart and have been managed by his lineal descendents since that time. At the time of our initial public offering in 1972, our capital stock was divided into two classes, with the Stewart family owning all of the outstanding shares of Class B Common Stock, which entitles them to elect a certain number of directors depending on the number of shares of this class that they hold. Currently, Malcolm S. Morris and Stewart Morris, Jr. own a sufficient number of shares of Class B Common Stock to enable them to elect four of our nine directors. Because the vote of six directors is required to take action, at least one of the four directors elected by the Morrises must vote with the directors elected by our Common Stockholders for our board of directors to take action.

The Compensation Committee believes that our century-long management by members of the Stewart/Morris family has created a climate of long-term stability that is attractive to the kind of associates that we wish to hire and retain, as well as to our customers. We are managed with a view to maximizing intermediate and long-term shareholder values.

In light of the Company’s history as a family-controlled company, the Compensation Committee has adopted a compensation philosophy of fairness, rather than focusing on retaining its Co-Chief Executive Officers. The Compensation Committee’s compensation philosophy also includes maintaining associate satisfaction and morale by assuring that the compensation of executive officers, particularly the Co-Chief Executive Officers, is not out of line with that of key employees and other associates. The Compensation Committee believes that our compensation programs have achieved these goals. The Compensation Committee notes that it is not uncommon for the compensation of one or more key employees to exceed that of the Co-Chief Executive Officers in some years.

The Compensation Committee also follows a policy, begun in 1985, of equalizing the compensation packages of the Co-Chief Executive Officers. The Compensation Committee believes that this policy has served us well by eliminating a possible source of friction. This philosophy of parity and fairness applies only to the Co-Chief Executive Officers; the balance of the Section 16 officers are compensated more in line with a “market-based approach.”

Finally, the Compensation Committee’s compensation philosophy considers the cyclical nature of our business, which is strongly influenced by prevailing mortgage interest rates and the U.S. real estate market. Because these factors are beyond the control of the Co-Chief Executive Officers, we do not attempt to closely link year-to-year operating results with their compensation. The Compensation Committee nevertheless tends to focus on tangible book value along with earnings per share and accretion of stockholder value over time, among other measures, in evaluating our executive officers’ performance.

Elements of In-Service Compensation

The principal elements of in-service compensation for our executive officers are salary, an annual bonus based on the financial performance of Stewart Title Guaranty Company (“Guaranty”), our principal underwriter, and equity awards, which have historically taken the form of fully vested 10-year stock options at exercise prices equal to the closing market price of our Common Stock on the grant date. In 2007, our 2005 Long-Term Incentive Plan was amended to permit us to make restricted and unrestricted stock grants.

The salaries of our executive officers are kept relatively stable, with the base salaries of our Co-Chief Executive Officers having increased by an average of 9% annually for the five years ended December 31, 2008. We have historically paid cash bonuses to our executive officers under formulas based on the consolidated pretax income (after deducting minority interests) of Guaranty. The Compensation Committee attempts to set performance targets that will result in an aggregate compensation package that meets its standard of fairness. Guaranty had a loss in 2008, thus no formula-based cash bonuses were earned by our executive officers in 2008. Our executive officers may receive discretionary cash bonuses from time to time upon approval by our board of directors. For example, in 2008, the Company’s Senior Executive Vice President was awarded a one-time merit bonus of $100,000 in recognition of his efforts in managing the internal reorganization and expense reduction strategies of the Company. In addition, the Compensation Committee determined to award the Company’s Executive Vice President and Chief Financial Officer a bonus of $37,500 for 2008.

In March 2008, the Company granted an aggregate of 42,000 shares to the named executive officers under the 2005 Long-Term Incentive Plan. In January 2009, the Company granted an aggregate of 42,000 shares to certain of the named executive officers under the 2005 Long-Term Incentive Plan.

As disclosed in our Summary Compensation Table under “All Other Compensation,” and the accompanying footnotes, we provide certain perquisites to our executive officers, including home security, tax and financial planning, country club dues, and company cars or car allowances. These perquisites have been provided for many years, and we believe them to be reasonable as to type and amounts.

Recent Changes in Compensation Strategy for Co-Chief Executive Officers

In 2008, the Compensation Committee partially revised its compensation strategy for our Co-Chief Executive Officers by deciding to use restricted stock grants, rather than stock options, as a part of their compensation packages and by approving the 2008 Strategic Incentive Pool Plan, described below.

Restricted Stock Grants.  These are equity awards that replaced the option grants used in previous years to supplement the cash components of compensation of our Co-Chief Executive Officers. While the grants are taxable to the receiving executive, they advance our concept of management equity ownership generally and alignment of the interests between our Co-Chief Executive Officers and holders of our Common Stock. While the taxability of stock grants may result in modest sales of stock by our Co-Chief Executive Officers in order to fund their personal tax liabilities, the concept of direct ownership and clear and transparent reporting for financial statement purposes seem to the Compensation Committee to be preferable to the volatility of stock option valuations, particularly in light of the current economic environment and its impact on our Common Stock.

Strategic Incentive Pool Plan.  The Compensation Committee and the board of directors have approved a 34-month cash incentive plan tied to quantifiable measures in each of the several areas chosen by the board of directors and management as long-term and strategic in nature. This Strategic Incentive Pool Plan is intended to provide long-term incentives during these challenging times in the real estate and title insurance business cycles. The ongoing contraction in the housing market has created an operational imperative to right-size employee counts and centralize operating expenses. While that type of nimble, reactive management is necessary at times, the Compensation Committee seeks to counterbalance that daily reality with long-term objectives consistent with the board of directors’ and management’s vision for the Company.

The total amount of the Strategic Incentive Pool available for distribution will be the cash equivalent of the fair market value, as of December 31, 2010, of 50,000 shares of the Company’s Common Stock. Subject to certain conditions and to the extent each of the three are equally weighted and independent targets set out under the cash incentive plan are achieved, the cash award would be made in equal amounts to each of the Co-Chief Executive Officers. At least half of the after-tax cash received by each Co-Chief Executive Officer must be invested in the Company’s Common Stock within 90 days of the award. The targets under the cash incentive plan relate to increasing our market share of U.S. commercial business, increasing our revenues from international business and attaining technology milestones. Each measure is independent and eligible for one-third of the cash award. To the extent a strategic measure’s threshold is achieved at less than 100% but at the minimum of 80%, there will be a proportionate reduction in the cash award from the 100% level. Targets met at less than 80% are not eligible for their respective one-third of the cash award. The Compensation Committee believes that the achievement of the strategic measures under the cash incentive plan will significantly enhance the value of the Company.

Elements of Post-Termination Compensation and Benefits

In 1986, we entered into an agreement with each of Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp pursuant to which the executive officer or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of $66,667 to Max Crisp and $133,333 to each of Malcolm S. Morris and Stewart Morris, Jr. For purposes of such agreements, each beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a beneficiary’s employment with us is terminated by reason of fraud, dishonesty, embezzlement or theft. Any death or income benefits provided to a beneficiary under certain insurance policies we currently maintain will reduce payments due to such beneficiary or his designee under his deferred compensation agreement. The Compensation Committee has no plans to propose any additional defined benefit plans for its executive officers.

Our executive officers also participate in our defined contribution (401(k)) plan on the same terms as our other associates.

We have no “change-in-control” agreements that would provide additional post-termination compensation to any of our executive officers upon a change in control of the Company.

Limitations on the deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code have had no effect on our compensation programs for executive officers because we have never exceeded those limits.

Conclusion

In summary, the Compensation Committee strives to focus on the principles of fairness, stability and correlation between the duties and compensation of our senior corporate officers and our operational managers. Compensation of executive officers who are not members of the Morris family is intended to balance the market opportunities of those individuals and the deliberate modesty of the compensation packages provided to members of the Morris family.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table summarizes compensation information for each of our named executive officers for the three years ended December 31, 2008.

Summary Compensation Table
(Three years ended December 31, 2008)

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Name and Principal Position	Year	($)(1)	($)	($)	($)	($)(2)	($)	($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Malcolm S. Morris	2008	225,000	—	281,880	—	—	99,000	39,062	644,942
Chairman of the Board and	2007	225,000	140,000	—	—	—	93,000	26,187	484,187
Co-Chief Executive Officer	2006	175,000	—	—	—	486,299	87,000	24,754	773,053

Stewart Morris, Jr.	2008	225,000	—	281,880	—	—	87,000	27,476	621,356
President and	2007	225,000	140,000	—	—	—	81,000	47,504	493,504
Co-Chief Executive Officer	2006	175,000	—	—	—	486,299	76,000	19,001	756,300

J. Allen Berryman(4)	2008	87,333	37,500	—	—	—	—	2,972	127,805
Executive Vice President and Chief Financial Officer, Secretary and Treasurer

Max Crisp(4)	2008	207,000	140,000 (5)	187,920	—	—	—	60,325	595,245
Former Executive Vice President	2007	207,000	140,000	—	—	—	—	56,173	403,173
and Chief Financial Officer, Secretary and Treasurer	2006	200,000	—	—	—	295,974	—	70,527	566,501

Matthew W. Morris	2008	200,000	100,000	187,920	—	—	—	15,000	502,920
Senior Executive Vice President	2007	200,000	140,000	—	15,172	—	—	12,700	367,872
	2006	150,000	25,000	—	—	105,565	—	11,950	292,515

E. Ashley Smith	2008	300,000	—	58,260	—	—	—	11,100	369,360
Executive Vice President and	2007	347,692	—	—	9,482	—	—	10,900	368,074
Chief Legal Officer	2006	316,667	62,500	—	—	—	—	11,250	390,417

(1)	Includes salary earned and deferred at the officer’s election.

(2)	Consists of the variable portion of executive bonuses. See “Compensation Discussion and Analysis — Elements of In-Service Compensation.”

(3)	See the following table captioned “All Other Compensation.”

(4)	Mr. Berryman, age 51, has served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since September 2008, when Mr. Crisp retired from those positions. From January 2006 until September 2008, Mr. Berryman served as Vice President — Finance of Contract Research Solutions, Inc. d/b/a Cetero Research, one of the world’s largest providers of early clinical trial and bioanalytical laboratory services to pharmaceutical, biotechnology and genetic drug companies. From 2002 through 2005, Mr. Berryman was Chief Financial Officer of Retriever Payment Systems, a nationwide provider of credit, debit and other card processing services to merchants.

(5)	Payment to Mr. Crisp for his assistance in the Company’s transition to a new Chief Financial Officer.

The following table shows the components of the compensation included in column (i) of our Summary Compensation table for the year ended December 31, 2008.

All Other Compensation

	Malcolm S.	Stewart	J. Allen	Max	Matthew W.	E. Ashley
Item	Morris	Morris, Jr.	Berryman	Crisp	Morris	Smith

Other Compensation
Directors’ fees	$6,300	$6,300	—	$6,300	$4,500	—
Tax gross-up	—	—	—	$35,897	—	—
401(k) match	$2,500	$2,500	—	$2,500	$2,500	$2,500
Restricted stock dividends	$1,200	$1,200	—	$800	$800	$200
Perquisites
Personal use of company-owned auto or car allowance	$9,025	$5,102	$2,972	$9,418	$7,200	$8,400
Home security	$4,200	$3,883	—	$363	—	—
Country club dues	$10,809	$5,552	—	$3,046	—	—
Investment and tax planning and tax preparation	$5,028	$2,939	—	$2,001	—	—

	$39,062	$27,476	$2,972	$60,325	$15,000	$11,100

Plan-Based Awards

The following table sets forth information concerning individual grants of plan-based equity and non-equity awards.

Grants of Plan-Based Awards
(Year ended December 31, 2008)

		All Other	Grant Date
		Stock Awards:	Fair Value
		Number of	of Stock
		Shares of Stock	and Option
Name	Grant Date	or Units (#)	Awards ($)
(a)	(b)	(i)	(l)

Malcolm S. Morris	3/3/2008	12,000	349,560
Stewart Morris, Jr.	3/3/2008	12,000	349,560
J. Allen Berryman	—	—	—
Max Crisp	3/3/2008	8,000	233,040
Matthew W. Morris	3/3/2008	8,000	233,040
E. Ashley Smith	3/3/2008	2,000	58,260

The following table sets forth information concerning the outstanding equity awards held by each of our named executive officers at December 31, 2008. No named executive officer held unexercisable options at that date.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of
	Securities
	Underlying
	Unexercised	Option	Option
	Options (#)	Exercise	Expiration
Name	Exercisable	Price ($)	Date
(a)	(b)	(e)	(f)

Malcolm S. Morris	25,000	42.11	02/02/15
	25,000	47.10	02/02/14
	25,000	21.87	01/23/13
	25,000	19.10	02/01/12
Stewart Morris, Jr.	25,000	42.11	02/02/15
	25,000	47.10	02/02/14
	25,000	21.87	01/23/13
	25,000	19.10	02/01/12
	25,000	20.01	01/31/11
	25,000	13.00	02/04/10
	20,000	19.375	05/24/09
J. Allen Berryman	—	—	—
Max Crisp	16,500	42.11	02/02/15
	16,500	47.10	02/02/14
	5,000	21.87	01/23/13
Matthew W. Morris	1,600	26.83	11/30/17
E. Ashley Smith	1,000	26.83	11/30/17

The following table sets forth certain information regarding the exercise of options and the vesting of stock awards by our named executive officers in 2008.

Option Exercises and Stock Vested as of December 31, 2008

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
Name	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($)
(a)	(b)	(c)	(d)	(e)

Malcolm S. Morris	—	—	7,626	281,880
Stewart Morris, Jr.	24,000	234,000	7,626	281,880
J. Allen Berryman	—	—	—	—
Max Crisp	—	—	5,084	187,920
Matthew W. Morris	—	—	5,084	187,920
E. Ashley Smith	—	—	2,000	58,260

Defined Benefit Agreements

On March 10, 1986, we entered into an agreement with each of Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp pursuant to which the executive officer or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of $66,667 to Max Crisp and $133,333 to each of Malcolm S. Morris and Stewart Morris, Jr. For purposes of such agreements, each beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a beneficiary’s employment with us is terminated by reason of fraud, dishonesty, embezzlement or theft. Any death or income benefits provided to a beneficiary under certain insurance policies we own will reduce payments due to such beneficiary or his designee under his agreement. We have paid no premiums on these policies since 2001.

The following table provides information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Nonqualified Deferred Compensation
(Year ended December 31, 2008)

	Executive	Registrant
	Contributions in	Contributions in	Aggregate Earnings	Aggregate Balance
	Last FY	Last FY	in Last FY	at Last FYE
Name	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)

Malcolm S. Morris	50,000	—	(135,268)	426,868
Stewart Morris, Jr.	—	—	11,237	501,771
J. Allen Berryman	—	—	—	—
Max Crisp	100,000	—	(73,497)	472,751
Matthew W. Morris	—	—	—	—
E. Ashley Smith	—	—	—	—

Pension Plans

The following table summarizes benefits payable and paid to our named executive officers under our defined benefit pension plans. All benefits are fully vested.

Pension Benefits as of December 31, 2008

			Present Value of	Payments During
		Number of Years	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	Credited Service	($)	($)
(a)	(b)	(c)	(d)	(e)

Malcolm S. Morris	Agreement with beneficiary	38	1,521,000	—
Stewart Morris, Jr.	Agreement with beneficiary	35	1,329,000	—
J. Allen Berryman	—	—	—	—
Max Crisp	Agreement with beneficiary	43	491,000	102,564
Matthew W. Morris	—	—	—	—
E. Ashley Smith	—	—	—	—

Compensation of Directors

Our non-employee directors receive fees as follows:

Director Compensation
(Year ended December 31, 2008)

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name	($)	($)(1)	($)	($)
(a)	(b)	(c)	(g)	(h)

Thomas G. Apel	71,618	60,564	7,000	139,182
Robert L. Clarke	85,618	60,564	—	146,182
Paul W. Hobby	56,118	60,564	—	116,682
Dr. E. Douglas Hodo	88,618	60,564	—	149,182
Laurie C. Moore	73,618	60,564	—	134,182
Dr. W. Arthur Porter	68,118	60,564	—	128,682

(1)	The annual stock award to directors is valued based on the market value per share of Common Stock on the date of the grant of the award.

Our directors who are employees receive directors’ fees of $150 per meeting. On August 15, 2008, Ms. Hanks was granted, as our Director of Employee Services, an award of 800 shares of Common Stock. The compensation of our named executive officers for service on our board of directors or the boards of directors of our subsidiaries is included in “All Other Compensation” in our Summary Compensation Table.

Compensation Committee Report

To the Board of Directors of Stewart Information Services Corporation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with the Company’s management and, based on that review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee

Dr. W. Arthur Porter, Chair
Robert L. Clarke
Laurie C. Moore

Dated: March 2, 2009

PROPOSAL NO. 2:

APPROVAL OF AN AMENDMENT TO THE STEWART INFORMATION
SERVICES CORPORATION RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF COMMON STOCK

The board of directors has adopted, and the stockholders are being asked to approve, an amendment to the Stewart Information Services Corporation Restated Certificate of Incorporation of the Company to increase the number of shares of Common Stock that the Company has authority to issue from 30,000,000 to 50,000,000. The number of shares of Class B Stock authorized would not be changed by this amendment, nor would the par value of either the Common Stock or the Class B Stock be affected in any way.

As of March 3, 2009, 17,133,775 shares of Common Stock were issued and an aggregate of 1,064,023 shares were reserved for future awards under the Company’s 2005 Long-Term Incentive Plan. As of March 3, 2009, 9,861,150 shares of Common Stock were unreserved. If the stockholders approve Proposal No. 4, then 1,414,023 shares of Common Stock will be reserved for issuance under the 2005 Long-Term Incentive Plan and 9,511,150 shares of Common Stock will be unreserved. If this proposed amendment to the Restated Certificate of Incorporation and Proposal No. 4 are approved, an aggregate of 29,511,150 shares of Common Stock will be available for issuance. The Company does not have any current plans, agreements or understandings to issue stock that would involve any of the shares of Common Stock resulting from the increase in the number of authorized shares.

On November 5, 2008, the board of directors adopted a resolution approving the amendment to increase the number of authorized shares of Common Stock, subject to stockholder approval. The board of directors believes that it is desirable to have the additional authorized shares of Common Stock available for possible future stock dividends or splits, financing and acquisition transactions, employee benefit plans and other general corporate purposes. Having additional authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and may allow these shares to be issued without the expense and delay of a special meeting of the stockholders. All authorized but unissued shares of Common Stock, including the additional shares of Common Stock authorized by this proposed amendment, will be available for issuance without further authorization of the stockholders, unless stockholder action is required by applicable law or the rules of a stock exchange on which the Common Stock is listed.

Issuing additional shares of Common Stock or rights to acquire additional shares of Common Stock could have the effect of diluting the stock ownership, earnings per share and voting power of existing stockholders, except in pro rata distributions such as stock dividends and stock splits.

The increase in the number of authorized shares of Common Stock may have an incidental anti-takeover effect, although that is not the intention of this proposal. The increase in the number of authorized shares of our Common Stock and the subsequent issuance of a large number of those shares could have the effect of delaying or preventing a change of control of our Company without further action by our stockholders, and thus make it more difficult to remove and replace our management. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of the Company more difficult, and therefore less likely. For example, without further stockholder approval, the increase in the number of authorized shares of Common Stock could permit our board to approve our issuance of Common Stock to persons supportive of our incumbent management. Those persons might then be in a position to vote to prevent or delay a proposed business combination or other change-of-control transaction that is deemed unacceptable to our board, although perceived to be desirable by some of our stockholders. Although these potential anti-takeover effects are inherent in the proposed amendment, our board does not view the increase in the number of authorized shares of Common Stock as an anti-takeover measure, and the amendment is not being made in response to any specific proposed or contemplated change-of-control transaction or effort by any third party.

If the proposed amendment is approved, Article IV of the Company’s Restated Certificate of Incorporation will read as follows:

“The total number of shares of stock which the corporation shall have authority to issue is 51,500,000, of which 50,000,000 shares of the par value of $1 each, amounting in the aggregate to $50,000,000, shall be designated Common Stock, and of which 1,500,000 shares of the par value of $1 each, amounting in the aggregate to $1,500,000, shall be designated Class B Common Stock.”

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE STEWART INFORMATION SERVICES CORPORATION RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 3:

APPROVAL OF THE STEWART INFORMATION SERVICES CORPORATION
2008 STRATEGIC INCENTIVE POOL PLAN

The board of directors has adopted, and the stockholders are being asked to approve, the Stewart Information Services Corporation 2008 Strategic Incentive Pool Plan (the “Incentive Plan”). For information on securities authorized for issuance under our existing equity compensation plans, see “Equity Compensation Plans Table.”

Description of the Plan

The following summary describes briefly the principal features of the Incentive Plan, and is qualified in its entirety by reference to the full text of the Incentive Plan, which is provided as Annex A to this proxy statement.

The Incentive Plan is designed to benefit the Company and its stockholders by providing the Co-Chief Executive Officers of the Company with incentive compensation that is tied to the achievement of certain strategic goals. The Incentive Plan will be administered by the Compensation Committee in accordance with the terms of the Incentive Plan. The Compensation Committee has the authority to manage the operation and administration of the Incentive Plan and to take all actions necessary or appropriate for the proper administration of the Incentive Plan.

The total amount of the Strategic Incentive Pool available for distribution will be the cash equivalent of the fair market value, as of December 31, 2010, of 50,000 shares of the Company’s Common Stock. Subject to certain conditions and to the extent each of the three are equally weighted and independent targets set out under the Incentive Plan are achieved, the cash award would be made in equal amounts to each of the Co-Chief Executive Officers. The targets under the Incentive Plan relate to increasing our market share of U.S. commercial business, increasing our revenues from international business and attaining technology milestones. Each measure is independent and eligible for one-third of the cash award. To the extent a strategic measure’s threshold is achieved at less than 100% but at the minimum of 80%, there will be a proportionate reduction in the cash award from the 100% level. Targets met at less than 80% are not eligible for their respective one-third of the cash award. The Compensation Committee believes that the achievement of the strategic measures under the Incentive Plan will significantly enhance the value of the Company.

The Compensation Committee shall determine the amount of the bonus pool as soon as practicable after audited financial statements for the Company’s fiscal year ending December 31, 2010, have been made publicly available. Prior to making any payment under the Incentive Plan, the Compensation Committee shall certify in writing the extent to which the performance goals established under the Incentive Plan were achieved. Each award, if any, shall be paid in cash on May 15, 2011 (the “Payment Date”). The relative benefits or amounts that will be received by or allocated to the various categories under the Incentive Plan during the life of the Incentive Plan are currently not determinable.

Per the Incentive Plan, each of the Chief Executive Officers has agreed to reinvest at least one-half of any net after-tax amounts received under the Incentive Plan in shares of Common Stock within ninety (90) days of the Payment Date.

Section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any taxable year with respect to each “covered employee.” However, certain “performance-based compensation” is not subject to the deduction limitation if the compensation is paid based solely on the attainment of pre-established objective performance measures established by a committee of outside directors and the Incentive Plan providing for such compensation is approved by the stockholders. The Incentive Plan is designed to meet these requirements. To qualify, we are seeking stockholder approval of the Incentive Plan.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE STEWART INFORMATION SERVICES CORPORATION 2008 STRATEGIC INCENTIVE POOL PLAN.

PROPOSAL NO. 4:

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED
UNDER THE STEWART INFORMATION SERVICES CORPORATION
2005 LONG-TERM INCENTIVE PLAN

The board of directors of the Company has approved, and proposed that the stockholders approve at the annual meeting, an increase of 350,000 shares of Common Stock in the total number of shares authorized to be issued under the Company’s 2005 Long-Term Incentive Plan. Currently there are 1,360,000 shares of Common Stock authorized under the 2005 Long-Term Incentive Plan. From the increase in the number of shares authorized to be issued under the 2005 Long-Term Incentive Plan, the number of shares designated as “Directors’ Shares” will be increased from 30,000 to 380,000.

The 2005 Long-Term Incentive Plan was adopted by the board of directors on March 11, 2005, and became effective upon receiving the approval of the stockholders of the Company at their annual meeting held April 29, 2005. The 2005 Long-Term Incentive Plan, as amended and restated, was adopted by the board of directors on March 12, 2007 and approved by the stockholders of the Company at their annual meeting held on April 27, 2007. The 2005 Long-Term Incentive Plan in its current form was attached as an exhibit to the Company’s definitive proxy statement dated March 27, 2007.

The 2005 Long-Term Incentive Plan provides for the issuance of both incentive stock options and nonqualified stock options (collectively “Options”) to the executive officers named in the Summary Compensation Table. The 2005 Long-Term Incentive Plan also provides for the issuance of shares, including restricted shares of our Common Stock. The 2005 Long-Term Incentive Plan, as amended and restated, is summarized in more detail below. A copy of the 2005 Long-Term Incentive Plan, as amended and restated, is attached hereto as Annex B. For information on securities authorized for issuance under our existing equity compensation plans, see “Equity Compensation Plans Table.”

The Company is seeking stockholder approval for the amendment to the 2005 Long-Term Incentive Plan. Stockholder approval is mandated under the listing requirements of the New York Stock Exchange, which are applicable to the Company. By allowing the Company to increase the number of shares of Common Stock authorized to be issued under the 2005 Long-Term Incentive Plan, the board of directors believes the Company will continue to be able to offer compensation packages to the board of directors that are fair, reasonable and competitive.

General Description of the 2005 Long-Term Incentive Plan

The full text of the 2005 Long-Term Incentive Plan is set forth as Annex B hereto, and you are urged to refer to it for a complete description of the 2005 Long-Term Incentive Plan. The summary of the principal features of the 2005 Long-Term Incentive Plan that follows is qualified entirely by such reference.

Purpose.  The purpose of the 2005 Long-Term Incentive Plan is to reward corporate officers, directors, and other employees (to whom the Company refers as “Associates”) of the Company and its affiliates by enabling them to acquire shares of our Common Stock and to receive other compensation based on the increase in value of our Common Stock or certain other performance measures. The 2005 Long-Term Incentive Plan is intended to advance the best interests of the Company, its affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company and its affiliates.

Term.  The 2005 Long-Term Incentive Plan was effective as of April 29, 2005, and will terminate on April 28, 2015, unless sooner terminated by the board of directors.

Administration.  The Compensation Committee will continue to administer the 2005 Long-Term Incentive Plan. All determinations and decisions made by the Compensation Committee pursuant to the provisions of the 2005 Long-Term Incentive Plan and all related orders and resolutions of the 2005 Long-Term Incentive Plan

Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, employees, award holders and the estates and beneficiaries of employees and award holders.

Eligibility.  Under the 2005 Long-Term Incentive Plan, executive officers are eligible to receive stock options up to a maximum of 35,000 per year. A maximum of 600,000 shares is authorized for issuance upon the exercise of stock options, 516,000 of which remain available for issuance as of the date of this proxy statement. The 2005 Long-Term Incentive Plan as proposed to be amended and restated does not change the annual or aggregate limits available for issuance to executive officers. The 2005 Long-Term Incentive Plan also permits share awards, including restricted shares, to key employees other than executive officers, which may be granted in addition to or in lieu of stock options. The 2005 Long-Term Incentive Plan also permits share awards to directors of the Company.

Terms and Conditions of Awards to Executive Officers

Options.  The Compensation Committee may grant options under the 2005 Long-Term Incentive Plan to eligible persons in such number and upon such terms as the Compensation Committee may determine, subject to the terms and provisions of the 2005 Long-Term Incentive Plan. The Compensation Committee may award incentive stock options intended to satisfy the requirements of Section 422 of the Internal Revenue Code or nonqualified stock options that are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

The price at which shares of Common Stock may be purchased under an option shall be determined by the Compensation Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of outstanding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

Unless specified otherwise in an option agreement, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its subsidiaries for any reason, unless otherwise specified in an option agreement.

The Compensation Committee shall specify in each option agreement the time and manner in which the option may be exercised. Unless the Compensation Committee specifies otherwise, the option agreement shall set forth the following terms.

Unless otherwise provided in the applicable option agreement, no stock option granted under the 2005 Long-Term Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All options granted to an optionee under the 2005 Long-Term Incentive Plan shall be exercisable during the lifetime of the optionee only by the optionee and, with respect to incentive stock options, after that time by the optionee’s heirs or estate.

To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options first become exercisable by a holder in any calendar year exceeds $100,000, taking into account both shares of Common Stock subject to incentive stock options under the 2005 Long-Term Incentive Plan and Common Stock subject to incentive stock options under all other 2005 Long-Term Incentive Plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the 2005 Long-Term Incentive Plan Committee may designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

An optionee shall not have any rights as a stockholder with respect to Common Stock covered by an option until the date a stock certificate for such Common Stock is issued by the Company.

Restricted Share Awards.  The Compensation Committee may award to executive officers shares, including restricted share awards consisting of grants of shares, the vesting of which may be subject, at the discretion of the Compensation Committee, to a vesting period and/or performance measures established by the Compensation

Committee of the board of directors. The period during which any restricted shares have not yet been earned because the vesting period and/or performance measures have not been satisfied shall be determined on a case-by-case basis by the Compensation Committee. The Compensation Committee shall determine any vesting period, performance period, and/or performance measures applicable to any restricted share award. In the event that any restricted shares do not vest or are not exercised within the specified term, such restricted shares are forfeited and the shares are available for re-grant under the 2005 Long-Term Incentive Plan (as either options or restricted shares). The maximum number of shares with respect to which restricted shares or options (in any combination) may be granted to any executive officer during a given fiscal year shall be 35,000. Owners of restricted shares shall be entitled to vote such restricted shares and receive all dividends payable on such restricted shares during the restricted period. The recipient of the restricted shares may not sell, pledge or otherwise encumber or dispose of restricted shares until any vesting, or transferability conditions imposed by the Compensation Committee have been satisfied. The Compensation Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted shares.

Terms and Conditions of Awards to Directors

Annual Grant of Shares.  The Compensation Committee shall award shares of the Company’s Common Stock annually to each director who is not a full-time employee of the Company or any of its subsidiaries on the first business day following the Company’s annual meeting of the stockholders at which such director was elected or re-elected. Each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as an Advisory Director of the Company shall be awarded shares of the Company’s Common Stock annually on the first business day following the Company’s annual meeting of the stockholders. The number of shares of the Company’s Common Stock to be awarded shall be the amount determined by dividing the amount authorized by the Company’s board of directors by the fair market value of a share of the Company’s Common Stock on the date of the award. The number of shares designated as “Directors’ Shares” authorized to be issued under the 2005 Long-Term Incentive Plan will be increased from 30,000 to 380,000 if this proposal is approved.

Federal Income Tax Consequences

Tax Treatment of Awards.  The discussion below summarizes the expected federal income tax treatment of share awards under the 2005 Long-Term Incentive Plan, under currently applicable laws and regulations. It is only a summary of the effect of current U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of share awards under the 2005 Long-Term Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the recipient’s income or gain may be taxable.

Restricted Share Awards.  A recipient generally does not recognize taxable income on the grant of restricted shares but does recognize ordinary income on the vesting date, or the date the recipient’s interest in the shares of Common Stock is freely transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. Any dividends paid on the restricted shares before the vesting date are also taxable as compensation income upon receipt. However, a recipient may elect to recognize income upon the grant of restricted shares, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income when the restrictions applicable to the restricted shares lapse. If restricted shares are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income taxes paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of restricted shares under the 2005 Long-Term Incentive Plan, subject to the limitations of Section 162(m) of the Internal Revenue Code.

Withholding.  The Company will retain the right to deduct or withhold, or require the recipient to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event as a result of the 2005 Long-Term Incentive Plan.

The foregoing is only a summary of the federal income tax rules applicable to restricted shares granted under the 2005 Long-Term Incentive Plan to persons subject to taxation in the U.S. and is not intended to be complete. Among other things, this summary does not discuss the effect of the income or other tax laws of any state or foreign country in which the Company’s non-U.S. participants may reside. The federal income tax treatment and the Company’s ability to recognize a deduction upon an employee’s exercise of an option or vesting on a grant of restricted shares varies in countries outside of the U.S. where the Company does business and/or where its foreign employees are taxable. Furthermore, the above summary does not address the Company’s accounting treatment (expensing) of awards under the 2005 Long-Term Incentive Plan.

By allowing the Company to increase the number of shares of Common Stock authorized to be issued under the 2005 Long-Term Incentive Plan, the board of directors believes the Company will continue to be able to offer compensation packages to the board of directors that are fair, reasonable and competitive.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE INCREASE IN THE TOTAL NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE STEWART INFORMATION SERVICES CORPORATION 2005 LONG-TERM INCENTIVE PLAN.

EQUITY COMPENSATION PLANS TABLE

The following table summarizes the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2008:

Number of
	Number of		securities remaining
	Securities to be		available for
	issued upon	Weighted-average	future issuance
	exercise of	exercise price	under equity
	outstanding	of outstanding	compensation plans
	options, warrants	options, warrants	(excluding securities
	and rights	and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	397,400	$30.48	1,106,023
Equity compensation plans not approved by security holders	—	—	—
Total	397,400	$30.48	1,106,023

SELECTION OF INDEPENDENT AUDITORS

KPMG LLP served as our principal independent auditors for our fiscal year ended December 31, 2008. We expect representatives of KPMG LLP to be present at the meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. Our Audit Committee has not yet selected our independent auditors for the fiscal year ending December 31, 2009.

Audit and Other Fees

The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of our last two fiscal years:

	Year Ended December 31,
	2008	2007

Audit Fees(1)	$1,598,147	$1,487,992
Audit-Related Fees(2)	453,518	—
Tax Fees(3)	41,834	61,426
All Other Fees(4)	1,500	1,500

(1)	Fees for the audit of our annual financial statements, the audit of the effectiveness of our internal controls over financial reporting, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years shown.

(2)	Fees for professional services rendered by KPMG LLP primarily for due diligence procedures.

(3)	Fees for professional services rendered by KPMG LLP primarily for tax compliance, tax advice and tax planning.

(4)	Fees not included under other captions, consisting of subscription for on-line accounting references.

The Audit Committee must preapprove all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor. Since May 6, 2003, the effective date of the Securities and Exchange Commission’s rules requiring preapproval of audit and non-audit services, 100% of the services identified in the preceding table were approved by the Audit Committee. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that the subcommittee will present all decisions to grant preapprovals to the full Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee serves as the representative of the board of directors for the general oversight of Stewart’s processes in the following areas: financial accounting and reporting, systems of internal control, audit, and monitoring compliance with laws and regulations and standards for corporate compliance. Stewart’s management has primary responsibility for preparing the consolidated financial statements and for Stewart’s financial reporting process. Stewart’s independent auditors, KPMG LLP, are responsible for expressing an opinion on Stewart’s consolidated financial statements, and whether such financial statements are presented fairly in accordance with U.S. generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with Stewart’s management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended.

3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the board of directors that the audited financial statements be included in Stewart’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

The undersigned members of the Audit Committee have submitted this report:

Dr. E. Douglas Hodo, Chair
Robert L. Clarke
Laurie C. Moore

Dated: March 2, 2009

CERTAIN TRANSACTIONS

Stewart Morris is the father of Stewart Morris, Jr. and the uncle of Malcolm S. Morris. During the year ended December 31, 2008, Stewart Morris served as a director of Stewart Title Company and Stewart Title Guaranty Company and chairman of Stewart Title Company’s executive committee, and received compensation of approximately $190,000, consisting primarily of his salary and bonus.

During 2008, we and our subsidiaries paid a total of $394,389 to the law firm of Morris, Lendais, Hollrah & Snowden, P.C., of which Malcolm S. Morris is a stockholder. In connection with real estate transactions processed by Stewart Title Company, such firm receives legal fees from its clients who are also customers of Stewart Title Company and who select such firm as their counsel.

For many decades, we have maintained a collection of antique and replica carriages for business promotion and entertainment purposes. The carriages have been associated with the Company by its customers and potential customers. They symbolize the tradition, quality and stability of the Company in keeping with our long history.

The Company also maintains approximately 10 horses, which have been trained to safely pull the carriages. When not in use, both the carriages and horses are housed at the Morris Ranch in Wharton, Texas, which is owned by Stewart Morris and Stewart Morris, Jr., and occasionally at their homes and at the home of Malcolm S. Morris in Houston. The horses and most of the carriages are owned by the Morrises, and both horses and carriages are under separate terminable leases to the Company for no charge other than maintenance expenses. The Company also owns some carriages directly. The Company directly pays third-party vendors for the expenses incidental to maintaining and insuring its horse and carriage assets. These expenses include staff payroll, carriage maintenance, horse training, feed, veterinary services, shoeing, and trucking these assets to the different locations where they are used. These expenses also include maintenance and related utilities for a 14,000-square foot carriage house at the Morris Ranch, where the carriage operation maintains a stable and an office and where the main body of the carriage collection is housed and kept on display for guests. The only payment by the Company to an affiliate is $9,600 per year paid to the Morris Ranch for rental of the Carriage House and non-exclusive pasture rental of 600 acres. Our total expense for maintenance of these assets in 2008 was approximately $295,000.

During our most recent annual governance review, it was determined Paul W. Hobby was no longer an “independent” director. Mr. Hobby’s sister-in-law is a partner in the San Francisco office of KPMG, LLP, our independent auditor. See “Corporate Governance — Board of Directors” for further information.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

To be included in the proxy statement and form of proxy relating to our 2010 annual meeting of stockholders, proposals of Common Stockholders and Class B Stockholders must be received by us at our principal executive offices, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, by November 27, 2009.

OTHER MATTERS

Our management does not know of any other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

Proxies for our 2010 annual meeting of stockholders may confer discretionary power to vote on any matters that may come before the meeting unless, with respect to a particular matter, (i) we receive notice, by certified mail, return receipt requested, addressed to our Secretary, not later than the 15th day of February next preceding the meeting, that the matter will be presented at the meeting and (ii) we fail to include in our proxy statement for the meeting advice on the nature of the matter and how we intend to exercise our discretion to vote on the matter.

We will pay the cost of solicitation of proxies in the accompanying form. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in soliciting proxies for the proposals described in this proxy statement. We will pay Innisfree a fee for such services, which is not expected to exceed $6,500, plus expenses. In addition to solicitation by use of the mails, certain of our officers or employees, and certain officers or employees of Innisfree, may solicit the return of proxies by telephone, telegram or personal interview.

By Order of the Board of Directors,

J. ALLEN BERRYMAN
Secretary

March 27, 2009

ANNEX A

STEWART INFORMATION SERVICES CORPORATION
2008 STRATEGIC INCENTIVE POOL PLAN
(Adopted by the Board of Directors on May 9, 2008)

ARTICLE I

Establishment, Purpose and Payment of Awards

1.1  Purpose of the Plan.  The purpose of the Stewart Information Services Corporation 2008 Strategic Incentive Pool Plan (the “Plan”) is to reward the Co-Chief Executive Officers of Stewart Information Services Corporation (the “Company”) by providing them with a further incentive to achieve certain strategic goals of the Company, as set forth herein. The Plan is intended to advance the best interests of the Company and its stockholders by providing the Co-Chief Executive Officers with additional performance incentives.

1.2  Participants.  The participants in the Plan are Malcolm S. Morris and Stewart Morris, Jr., the Co-Chief Executive Officers of the Company.

1.3  Determination of Awards.  The amount of the Bonus Pool shall be determined by the Compensation Committee of the Company’s Board of Directors (the “Committee”) as soon as practicable after audited financial statements for the Company’s fiscal year ending December 31, 2010 have been made publicly available. Prior to making any payment under the Plan, the Committee shall certify in writing the extent to which the performance goals established under the Plan were achieved. The amount of the Bonus Pool so determined by the Committee shall be divided equally between the Participants. A Participant’s share of the Bonus Pool may be reduced pursuant to Section 1.4. Any such reduction shall not increase the amount payable under the Plan to the other Participant. The Committee shall not make any upward discretionary increase in the amount of the Bonus Pool or in the amount payable to either Participant under the Plan.

1.4  Reduction or Forfeiture of Benefit.  If a Participant dies, voluntarily ceases his employment with the Company or incurs a termination of employment due to his incurring a disability, in each case before January 1, 2011, any amount that would otherwise be payable to such Participant under the Plan shall be reduced pro rata based upon the number of days during the period beginning on March 3, 2008 and ending on December 31, 2010, that the Participant was not an employee of the Company by reason of death, voluntary termination of employment or incurring a disability. If a Participant incurs a termination of employment with the Company before January 1, 2011 for any reason other than due to his death, voluntary resignation or his incurring a disability, he shall receive no benefit under the Plan. For purposes of the Plan, a Participant shall have incurred a “disability” if he has been determined to have incurred a disability for purposes of the Company’s long-term disability benefit plan.

1.5  Payment of Awards.  On the Payment Date the Company shall pay to each Participant (or to his beneficiary) the amount due the Participant under the Plan. Such payment shall be in cash.

1.6  Death of Participant.  In the event of the death of a Participant prior to the payment of the Participant’s Plan benefit, the Participant’s Plan benefit (calculated taking into effect Section 1.4) shall be paid to the Participant’s beneficiary on the Payment Date. The Participant’s beneficiary shall be the person or persons designated by the Participant. Any such designation shall be made by a notice in writing filed with the Chief Financial Officer of the Company prior to the Participant’s death, in such form as the Committee shall require. If there is no such beneficiary designation filed with the Chief Financial Officer of the Company at the time of the Participant’s death, for purposes of the Plan, the beneficiary or beneficiaries who shall receive payment of a Participant’s benefit in the event of his death shall be as follows:

(a) If the Participant leaves a surviving spouse, his benefit shall be paid to such surviving spouse; or

(b) If the Participant leaves no surviving spouse, his benefit shall be paid to his executor or administrator, for the benefit of his estate, or to his heirs at law if there is no administration of such Participant’s estate.

ARTICLE II

Definitions

For purposes of the Plan, the words and phrases defined in this Article shall have the meanings set forth below.

2.1 “Bonus Pool” means an amount in cash equivalent to the Fair Market Value of 50,000 shares of Common Stock (as adjusted pursuant to Section 6.9) as of the last trading day of 2010, based upon the closing price of a share of Common Stock on the New York Stock Exchange, or such other national securities exchange on which Common Stock may then be traded, adjusted as follows:

If 80% of a Target is not achieved, the Bonus Pool will be reduced by one-third for each Target not achieved.

If at least 80% but less than 100% of a Target is achieved, the Bonus Pool will be reduced by an amount equal to one-third of the Bonus Pool for that Target, multiplied by the difference between 100% and the percentage of the Target actually achieved; and

If more than 100% of a Target is achieved, the percentage points in excess of 100% achieved for such Target shall be allocated by the Committee to one or more of the other Targets for purposes of calculating the Bonus Pool, but only if such other Target is achieved at the 80% level before giving effect to such allocation and provided that no more than 10 percentage points may be reallocated to any Target under this provision. Any such reallocation permitted hereunder shall be effected in the manner that will result in the greatest Plan benefit for the Participant.

2.2 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.3 “Commercial Market Target” shall mean a 4.0% share of the U.S. domestic real estate market for commercial properties determined as of December 31, 2010 as reported by Fistac, Inc., or if Fistac, Inc. is not in existence, another comparable source.

2.4 “Committee” shall have the meaning specified in Section 1.3.

2.5 “Common Stock” shall mean the Common Stock, $1.00 par value, of the Company, as such Common Stock may be modified by merger or reclassification.

2.6 “Company” shall have the meaning specified in Section 1.1.

2.7 “Fair Market Value” shall mean the closing price of a share of Common Stock on the New York Stock Exchange, or such other national securities exchange on which Common Stock is listed as of the relevant date.

2.8 “International Target” shall mean revenues of $158,376,000 for the year ending December 31, 2010 from sources outside the United States.

2.9 “Participants” shall mean Malcolm S. Morris and Stewart Morris, Jr.

2.10 “Payment Date” shall mean May 15, 2011.

2.11 “Plan” shall have the meaning specified in Section 1.1.

2.12 “Regional Centralized Title Production Centers’ Target” shall mean the use of any or all of the components of the Stewart Title Production Engine technology in the processing of 31% of the title orders processed by the Company for the year ending December 31, 2010.

2.13 “Targets” shall mean the Commercial Market Target, the International Target and the Regional Centralized Title Production Centers’ Target.

ARTICLE III

Administration

3.1  Administration.  The Plan shall be administered by the Committee. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan.

3.2  Authority of the Committee.  The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including but not limited to the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) oversee the performance of the Target calculations required by the Plan;

(b) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(c) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article III and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Associate, and the Committee, the Company, and its officers and Board of Directors of the Company shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

3.3  No Liability.  Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE IV

Reinvestment Requirement

Each of the Chief Executive Officers hereby agrees that he will invest at least one-half of any net after-tax amounts received under the Plan in shares of Common Stock through purchases on the New York Stock Exchange or such other national securities exchange on which Common Stock may then trade. Such investment shall be made not later than 90 days after the Payment Date.

ARTICLE V

Income and Employment Taxes

5.1  Withholding.  Each of the Chief Executive Officers hereby authorizes the Company to withhold from any remuneration or consideration whatsoever payable to such Participant hereunder, any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

5.2  Compliance with Section 162(m).  It is intended that the rights of the Co-Chief Executive Officers under the Plan shall satisfy the requirements for “performance-based compensation” under section 162(m) of the Code. The interpretation of the Plan shall be guided by such provisions, as appropriate. If a provision of the Plan would cause a payment to a Participant to fail to satisfy these requirements, it shall be interpreted and applied in a manner such that said payment will satisfy section 162(m) of the Code to the extent practicable. If the Plan does not contain any provision required to be included herein under section 162(m) of the Code or applicable Department of Treasury regulations, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

5.3  Compliance with Section 409A.  To the extent applicable, the Plan shall be operated in compliance with section 409A of the Code and the provisions of the Plan shall be interpreted by the Committee in a manner that is consistent with this intention.

ARTICLE VI

General Provisions

6.1  Unfunded Plan/No Establishment of a Trust Fund.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. Any right of a Participant to receive a payment under the Plan shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Participant under the Plan. Participants shall at all times rely solely upon the general credit of the Company for the payment of any benefit that becomes payable under the Plan. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended. Rather, the Plan is a bonus program exempt from coverage under the Employee Retirement Income Security Act of 1974, as amended pursuant to the application of Department of Labor Regulation section 2510.3-2(c).

6.2  No Employment Obligation.  The adoption and maintenance of the Plan by the Company shall not constitute an employment contract, express or implied, nor impose upon the Company any obligation to employ or continue to employ, or utilize the services of, either Participant. The right of the Company to terminate the employment of either Participant shall not be diminished or affected by reason of the existence of the Plan, and nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time or for any reason not prohibited by law.

6.3  Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

6.4  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

6.5  Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

6.6  Other Compensation Plans.  The adoption of the Plan shall not affect any other incentive or other compensation or benefit plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements.

6.7  Successors.  All obligations of the Company under the Plan shall be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.8  Arbitration of Disputes.  Any controversy arising out of or relating to the Plan, including without limitation, any and all disputes, claims (whether in tort, contract, statutory or otherwise) or disagreements concerning the interpretation or application of the provisions of the Plan, the Company’s employment of the Participant, and the termination of that employment, shall be resolved by arbitration in accordance with the Employee Benefit Plan Claims Arbitration Rules of the American Arbitration Association (the “AAA”) then in effect. Within ten business days of the initiation of an arbitration hereunder, the Company and the Participant will each separately designate an arbitrator, and within 20 business days of selection, the appointed arbitrators will appoint a neutral arbitrator from the panel of AAA National Panel of Employee Benefit Plan Claims Arbitrators. The arbitrators shall issue their written decision (including a statement of finding of facts) within 30 days from the date of the close of the arbitration hearing. The decision of the arbitrators selected hereunder shall be final and binding on both parties. This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 (or replacement or successor statute). Pursuant to Section 9 of the Federal Arbitration Act, the Company and both Participants agree that any judgment of the United States District Court for the District in which the headquarters of the Company is located at the time of initiation of an arbitration hereunder shall be entered upon the award made pursuant to the arbitration. Nothing in this Section 6.8 shall be construed to, in any way, limit the scope and effect of Section 3.2. In any arbitration proceeding full effect shall be given to the rights, powers, and authorities of the Committee under Section 3.2.

6.9  Changes in the Company’s Capital Structure.  If following May 9, 2008 and prior to January 1, 2011 the Company shall effect a subdivision or consolidation of the Common Stock or other capital readjustment, the payment of a Common Stock dividend, or other increase or reduction in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number of shares of Common Stock taken into account for purposes of calculating the Bonus Pool shall be appropriately adjusted to reflect the change.

6.10  Change of Control of the Company.  Notwithstanding any other provision of the Plan, if prior to January 1, 2011 there occurs a change in ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (in each case, within the meaning of section 409A of the Code), 80% of each of the Targets shall be deemed to have been achieved, the date of the consummation of the corporate transaction shall be substituted for the reference to December 31, 2010 in Section 1.4, and the words “last trading day before the date of the consummation of the corporate transaction” shall be substituted for the words “last trading day of 2010” in the definition of “Bonus Pool”.

6.11  Stockholder Approval.  Notwithstanding any other provision of the Plan, no amount will be paid under the Plan unless, prior to the payment, the stockholders of the Company approve the material terms of the performance criteria for benefits under the Plan.

6.12  Governing Law.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this 23rd day of May, 2008.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ Max Crisp

Title:	Chief Financial Officer

Agreed and accepted:
PARTICIPANTS

/s/  Malcolm S. Morris

Malcolm S. Morris

/s/  Stewart Morris, Jr.

Stewart Morris, Jr.

ANNEX B

STEWART INFORMATION SERVICES CORPORATION

2005 LONG-TERM INCENTIVE PLAN

Section

ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION
Establishment	1.1
Purpose of the Plan	1.2
Duration of Authority to Make Grants Under the Plan	1.3

ARTICLE II DEFINITIONS
“Affiliate”	2.1
“Associate”	2.2
“Associate Stock Bonuses”	2.3
“Award”	2.4
“Award Agreement”	2.5
“Board”	2.6
“Change in Control”	2.7
“Code”	2.8
“Committee”	2.9
“Company”	2.10
“Corporate Change”	2.11
“Directors’ Shares”	2.12
“Effective Date”	2.13
“Exchange Act”	2.14
“Executive Officer”	2.15
“Executive Option”	2.16
“Fair Market Value”	2.17
“Fiscal Year”	2.18
“Holder”	2.19
“Incentive Stock Option”	2.20
“Mature Shares”	2.21
“Minimum Statutory Tax Withholding Obligation”	2.22
“Nonqualified Stock Option”	2.23
“Option”	2.24
“Option Price”	2.25
“Optionee”	2.26
“Option Agreement”	2.27
“Performance Goals”	2.28
“Plan”	2.29
“Region Manager”	2.30
“Region Manager Option”	2.31
“Section 409A”	2.32
“Service Award”	2.33
“STC”	2.34
“STG”	2.35
“Stock”	2.36
“Ten Percent Stockholder”	2.37
“Termination of Employment”	2.38

(Continued)

Section

ARTICLE III ELIGIBILITY AND PARTICIPATION
Eligibility	3.1
Participation	3.2

ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards	4.1
Dedicated Shares; Maximum Awards	4.2
Non-Transferability	4.3
Requirements of Law	4.4
Changes in the Company’s Capital Structure	4.5
Election Under Section 83(b) of the Code	4.6
Forfeiture for Cause	4.7
Forfeiture Events	4.8

ARTICLE V GENERAL PROVISIONS RELATING TO OPTIONS
Type of Options Available	5.1
Stock Appreciation Rights	5.2
Option Price	5.3
Maximum Value of Stock Subject to Options that are Incentive Stock Options	5.4
Exercise of Options	5.5
Transferability of Options	5.6
Duration of Options	5.7
Employment Obligation	5.8
Option Agreement	5.9
Substitution Options	5.10
No Rights as Stockholder	5.11

ARTICLE VI EXECUTIVE OPTIONS

ARTICLE VII REGION MANAGER OPTIONS

ARTICLE VIII DIRECTORS’ SHARES
Annual Grant to Directors	8.1
Amount of Award	8.2

ARTICLE IX ASSOCIATES STOCK BONUSES
Award of Stock Bonuses	9.1
Valuation	9.2

(Continued)

Section

ARTICLE X SERVICE AWARDS

ARTICLE XI SUBSTITUTION AWARDS

ARTICLE XII ADMINISTRATION
Awards	12.1
Authority of the Committee	12.2
Decisions Binding	12.3
No Liability	12.4

ARTICLE XIII AMENDMENT OR TERMINATION OF PLAN
Amendment, Modification, Suspension, and
Termination	13.1
Awards Previously Granted	13.2

ARTICLE XIV MISCELLANEOUS
Unfunded Plan/ No Establishment of a Trust Fund	14.1
No Employment Obligation	14.2
Tax Withholding	14.3
Written Agreement	14.4
Indemnification of the Committee	14.5
Gender and Number	14.6
Severability	14.7
Headings	14.8
Other Compensation Plans	14.9
Other Awards	14.10
Successors	14.11
Law Limitations/ Governmental Approvals	14.12
Delivery of Title	14.13
Inability to Obtain Authority	14.14
Investment Representations	14.15
Persons Residing Outside of the United States	14.16
No Fractional Shares	14.17
Arbitration of Disputes	14.18
Governing Law	14.19

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1  Establishment.  The Company hereby establishes an incentive compensation plan, to be known as “Stewart Information Services Corporation 2005 Long-Term Incentive Plan,” as set forth in this document. The Plan permits the grant of Executive Options, Region Manager Options, Directors’ Shares, Associates Stock Bonuses, and Service Awards. The Plan shall become effective on the latest of (a) the date the Plan is approved by the Board, (b) the date the Plan is approved by the holders of at least a majority of the outstanding shares of voting stock of the Company and (c) if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a meeting of stockholders (the “Effective Date”), and shall remain in effect as provided in Section 1.3.

1.2  Purpose of the Plan.  The purpose of the Plan is to reward corporate officers and other Associates of the Company and its Affiliates by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company and its Affiliates.

1.3  Duration of Authority to Make Grants Under the Plan.  No Awards may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1  “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2  “Associate” means (a) a person employed by the Company or any Affiliate as a common law employee, (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan or (c) a director or advisory director of the Company who is not an employee of the Company or any Affiliate.

2.3  “Associate Stock Bonuses” means an Award granted pursuant to Article IX of the Plan.

2.4  “Award” means, individually or collectively, a grant under the Plan of Executive Options, Region Manager Options, Directors’ Shares, Associates Stock Bonuses, and Service Awards, in each case subject to the terms and provisions of the Plan.

2.5  “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.6  “Board” means the board of directors of the Company.

2.7  “Change in Control” means the occurrence of any of the following events: (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Stock would be converted into cash, securities or other property, other than a merger of the Company where a majority of the Board of the surviving corporation is, and for a two-year period after the merger continues to be, persons who were directors of the Company immediately prior to the merger or were elected as directors, or nominated for election as director, by a vote of at least two-thirds of the directors then still in office who were directors of the Company immediately prior to the merger, or (ii) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (b) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or (c) (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than the Company or a subsidiary thereof or any Associate benefit plan sponsored by the Company or a subsidiary thereof, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 20 percent or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, and (ii) at any time during a period of two years after such “person” becomes such a beneficial owner, individuals who immediately prior to the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination by the Board for election by the Company’s shareholders of each new director during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

2.8  “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.9  “Committee” means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 under the Exchange Act, the requirements of Rule 16b-3(d)(1) under the Exchange Act with respect to committee action must also be satisfied.

2.10  “Company” means Stewart Information Services Corporation, a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.11  “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.12  “Directors’ Shares” means an Award granted pursuant to Article VIII.

2.13  “Effective Date” shall have the meaning ascribed to that term in Section 1.1.

2.14  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

2.15  “Executive Officer” has the meaning given such term in the rules and regulations of the Securities and Exchange Commission.

2.16  “Executive Option” means an Option granted pursuant to Article VI.

2.17  “Fair Market Value” of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the Stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the Fair Market Value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such Fair Market Value.

2.18  “Fiscal Year” means the Company’s fiscal year.

2.19  “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock under an Award.

2.20  “Incentive Stock Option” means an Option granted under the Plan that is designated by the Committee as an “Incentive Option” and satisfies the requirements of section 422 of the Code.

2.21  “Mature Shares” means shares of Stock that the Holder has held for at least six months.

2.22  “Minimum Statutory Tax Withholding Obligation” means the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.23  “Nonqualified Stock Option” means an Option granted under the Plan other than an Incentive Option.

2.24  “Option” means an option to purchase Stock granted pursuant to Article V. An Option may be in the form of either an Incentive Stock Option or a Nonqualified Stock Option.

2.25  “Option Price” shall have the meaning ascribed to that term in Section 5.3.

2.26  “Optionee” means a person who is granted an Option under the Plan.

2.27  “Option Agreement” means a written contract setting forth the terms and conditions of an Option.

2.28  “Performance Goals” means one or more of the criteria described in Article VIII on which the performance goals applicable to an Award are based.

2.29  “Plan” means Stewart Information Services Corporation 2005 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

2.30  “Region Manager” means a Region Manager of the Company or an Associate determined by the Committee to have comparable responsibilities.

2.31  “Region Manager Option” means an Option granted pursuant to Article VII.

2.32  “Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.33  “Service Award” means an Award granted pursuant to Article X.

2.34  “STC” means Stewart Title Company, a subsidiary of the Company.

2.35  “STG” means Stewart Title Guaranty Company, a subsidiary of the Company.

2.36  “Stock” means the common stock of the Company, $1.00 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.37  “Ten Percent Stockholder” means an individual who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company and its Affiliates. For this purpose, an individual will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

2.38  “Termination of Employment” means the termination of the Award recipient’s employment relationship with the Company and all Affiliates.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1  Eligibility.  The persons who are eligible to receive Awards under the Plan are as follows:

Type of Award	Eligible Associates

Executive Options	Executive Officers of the Company
Region Manager Options	Region Managers of the Company and persons determined by the Committee to have equivalent responsibilities.
Directors’ Shares	Directors who are not full-time employees of the Company upon their election or re-election.
Associates Stock Bonuses	Associates selected by the Committee who are awarded cash bonuses.
Service Awards	Associates who have completed at least five years of service with the Company or an Affiliate as the Committee shall determine from time to time; provided, that no Executive Officer or director of the Company shall be eligible to receive any Service Award.

3.2  Participation.  Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the Associates to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1  Authority to Grant Awards.  The Committee may grant Awards to those Associates as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

4.2  Dedicated Shares; Maximum Awards.  The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 1,360,000. The aggregate number of shares of Stock with respect to which the following types of Awards may be granted under the Plan is:

	Maximum Number of Shares
		Per Associate in Any
Type of Award	Aggregate	One Fiscal Year

Executive Options	600,000	35,000
Region Manager Options	300,000	2,500
Directors’ Shares	30,000
Associates Stock Bonuses	350,000
Service Awards	80,000	10

Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

4.3  Non-Transferability.  Except as specified in the applicable Award Agreements or in domestic relations court orders, Options shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

4.4  Requirements of Law.  The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5  Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of common shares of the successor as the Award was exercisable for common shares of Stock of the Company):

(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate Fair Market Value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate Fair Market Value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

In effecting one or more of alternatives in (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

4.6  Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.7  Forfeiture for Cause.  Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.8  Forfeiture Events.  The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

ARTICLE V

GENERAL PROVISIONS RELATING TO OPTIONS

5.1  Type of Options Available.  The Committee may grant the following Options any time during the term of the Plan to any eligible Associate that it chooses:

(a) Incentive Stock Options.  The Committee may grant to an Associate who is a key employee of the Company or an Affiliate that is a corporation an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would be an “incentive stock option” within the meaning of section 422 of the Code.

(b) Nonqualified Options.  The Committee may grant to any Associate an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would not constitute an “incentive stock option” within the meaning of section 422 of the Code.

5.2  Stock Appreciation Rights.  Stock appreciation rights (“Stock Appreciation Rights”) may be included in each Option granted under the Plan to allow the holder of an Option (an “Optionee”) to surrender that Option (or a portion of the part that is then exercisable) and receive in exchange, upon a written request from the Optionee describing the special circumstances that exist which create the need to use such Stock Appreciation Rights and subject to any other conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option (or the portion of it surrendered), determined as of the date of surrender, over the aggregate option price of the Stock. The payment will be made in shares of Stock valued at Fair Market Value. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the option price of the Stock.

Upon the surrender of an Option, or a portion of it, for Stock Appreciation Rights, the shares represented by the Option (or that part of it surrendered) shall not be available for reissuance under the Plan.

Each of the Stock Appreciation Rights (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of the Stock at the time the Stock Appreciation Right is exercised, and (c) may be exercised only when the underlying Option is eligible to be exercised.

5.3  Option Price.  The price at which shares of Stock may be purchased pursuant to an Option that is an Incentive Stock Option shall be not less than the Fair Market Value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required. If an individual is a Ten Percent Stockholder, the option price at which shares may be purchased under an Option that is an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of the Stock on the date the Option is granted.

5.4  Maximum Value of Stock Subject to Options that are Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under the Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) exceeds $100,000, the Options shall be treated as Nonqualified Options. In making this determination, Options shall be taken into account in the order in which they were granted.

5.5  Exercise of Options.  Each Option shall be exercised by request to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised. Except in the case of exercise by a third-party broker, as provided below, payment of the exercise price and any applicable tax withholding amounts must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or by an executive officer of the Company) or (d) except as specified below, any other form of payment which is acceptable to the Committee. As promptly as practicable after receipt of the Holder’s request and payment, the Company shall deliver to the Holder the number of shares with respect to which the Option has been exercised. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

The Committee shall not permit a Holder to pay such Holder’s exercise price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered to the Holder pursuant to the exercise of the Option. In addition, the Committee shall not permit a Holder to pay such Holder’s exercise price upon the exercise of an Option by using shares of Stock other than Mature Shares.

An Option may not be exercised for a fraction of a share of Stock.

5.6  Duration of Options.  Unless the Option Agreement specifies a shorter general term, an Option shall expire on the earliest of the date that is (a) the tenth anniversary of the date the Option is granted (the fifth anniversary of the date the Option is granted in the case of an Incentive Stock Option granted to a Ten

Percent Stockholder), or (b) one day less than three months after the date of the Holder’s Termination of Employment (other than by reason of the Holder’s death) or (c) the date that is one year after the date of the Holder’s death. Unless the Holder’s Option Agreement specifies otherwise, an Option shall not continue to vest after the severance of the employment relationship between the Company and all Affiliates.

Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the Optionee shall be determined by the Committee at the time thereof.

In the event of the death of the holder of any Option while in the employ of the Company and before the date of expiration of such Option, such Option shall continue in effect until the date of expiration of the Option. After the death of the Optionee, his executors, administrators or any person or person to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, any time before the termination of an Option, to exercise the Option in respect to the number of shares that the Optionee would have been entitled to exercise if he had exercised the Option on the date of his death while in employment.

Notwithstanding the foregoing provisions of this Article V, in the case of an Option that is a Nonqualified Option, the Committee may provide for a different option termination date in the option agreement with respect to such Option. For purposes of Incentive Stock Options issued under the Plan, an employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming an option in a transaction to which section 424(a) of the Code, as amended, applies, or by a parent or subsidiary corporation of such corporation issuing or assuming an option. For purposes of Nonqualified Options issued under the Plan, an employment relationship between the Company and the Optionee will exist under the circumstances described above for Incentive Stock Options and will also exist if the Optionee is transferred to an affiliate corporation approved by the Committee.

5.7  Option Agreement.  Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains, (d) the exercise restrictions, if any, applicable to the Option, (e) whether the Option is intended to be an Incentive Option or a Nonqualified Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.

5.8  Substitution Options.  Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.9  No Rights as Stockholder.  No Holder, as such, shall have any rights as a stockholder.

ARTICLE VI

EXECUTIVE OPTIONS

The individuals who shall be eligible to receive grants of Executive Options shall be the Executive Officers of the Company. No individual shall be eligible to receive an Option under the Plan while that individual is a member of the Committee.

ARTICLE VII

REGION MANAGER OPTIONS

The Committee may grant Options to those eligible Region Managers as it shall from time to time determine, under the terms and conditions of the Plan. Factors the Committee may consider include, without limitation:

•	Region rank of consolidated STG/ STC pretax profit (dollars) in the Region Manager’s territory as reported on the Region Manager’s consolidated profit center statement;

•	Region rank of profit percentage in the Region Manager’s territory as reported on the Region Manager’s STG/ STC profit center statement;

•	Region rank of percentage of policy losses to premiums generated YTD as reported on the Region Performance Summary Report;

•	Market share increase in the Region Manger’s territory over the prior year as reported on the quarterly ALTA statistics on market share. Market share weight will be increased with market share growth in key states and percentage of state responsibility of Region Manager;

•	Region rank of percentage increase in Cash to Houston remittances as reported on the Region Performance Summary Report;

•	Region rank of percentage of delinquent premium YTD;

•	Net expansion of territory via acquisitions, branch offices, increased number of agents;

•	Region Manager incorporation and pursuit of SISCO Strategies and Ten Standards in region’s goals;

•	Other contributions towards overall company performance or failure to comply with company requests. Items considered may include Region Manager rollout of technology, new products or other programs sponsored by the company, completion of agency visits, follow-up on audits and training and benefit participation.

The Committee shall evaluate the relative importance of these factors, and the Region Manager’s standing among the recipient group, in its sole and absolute discretion and shall have full power and authority to determine, according to the above criteria, the amount of shares subject to any option, subject only to any applicable limitations set out in the Plan.

ARTICLE VIII

DIRECTORS’ SHARES

8.1  Annual Grant to Directors.  Each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as a director of the Company shall be awarded shares of Stock annually on the first business day following the Company’s annual meeting of stockholders at which such person was elected or re-elected to serve, provided that the Plan is in effect on that day. Each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as an Advisory Director of the Company shall be awarded shares of Stock annually on the first business day following the Company’s annual meeting of directors at or subsequent to which such person was elected or re-elected to serve, provided that the Plan is in effect on that day.

8.2  Amount of Award.  The number of shares of Stock to be awarded pursuant to this Article VII shall be the amount determined by dividing the amount authorized by the Company’s Board of Directors by the Fair Market Value of a share of the Stock on the date of the award.

ARTICLE IX

ASSOCIATES STOCK BONUSES

9.1  Award of Stock Bonuses.  The Company shall, during the first quarter of each Fiscal Year during the term of the Plan, issue Stock to each Associate selected by the Committee having a value (as determined below) equal to one-ninth of the total amount of cash bonus earned by such Associate for the previous Fiscal Year pursuant to the established bonus policy of STG or STC, as the case may be. Any such Award shall be granted no later than March 15 following the close of the Fiscal Year with respect to which the applicable bonus was earned. The fact that an Associate is granted an Award pursuant to this Article IX with respect to one Fiscal Year shall not entitle the Associate to receive such a grant in a subsequent Fiscal Year.

9.2  Valuation.  The shares of Stock to be issued pursuant to the Plan shall be valued as of their closing price on the day following the Company’s year-end earnings release.

ARTICLE X

SERVICE AWARDS

Service Awards of ten shares of Stock will be made to each eligible Associate selected by the Committee upon his completion of the Associate’s first five years of service for the Company and its Affiliates.

ARTICLE XI

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Associates, or whose employer is about to become an Affiliate as the result of a merger of consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an Incentive Stock Option under section 422 of the Code.

ARTICLE XII

ADMINISTRATION

12.1  Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

12.2  Authority of the Committee.  The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to award granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the persons to whom and the time or times at which Awards will be made;

(b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

(c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

(d) accelerate the time at which any outstanding Award will vest;

(e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in Section 11.3.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XI and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Associate, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

12.3  Decisions Binding.  All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its stockholders, Associates, Holders and the estates and beneficiaries of Associates and Holders.

12.4  No Liability.  Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN

13.1  Amendment, Modification, Suspension, and Termination.  Subject to Section 12.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

13.2  Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XIV

MISCELLANEOUS

14.1  Unfunded Plan/ No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

14.2  No Employment Obligation.  The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment at any time or for any reason not prohibited by law.

14.3  Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the grant or vesting (as applicable) of an Award granted pursuant to Article VIII, IX or X by delivering to the Holder of the Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of grant or vesting (as applicable) of an Award granted pursuant to Article VIII, IX or X, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such vested shares are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of then Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 14.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder’s right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on any Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

14.4  Written Agreement.  Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change in Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

14.5  Indemnification of the Committee.  The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

14.6  Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

14.7  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.8  Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

14.9  Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Associates.

14.10  Other Awards.  The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

14.11  Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

14.12  Law Limitations/ Governmental Approvals.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.13  Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

14.14  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

14.15  Investment Representations.  The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Stock.

14.16  Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Associates, the Committee, in its sole discretion, shall have the power and authority to:

(a) determine which Affiliates shall be covered by the Plan;

(b) determine which persons employed outside the United States are eligible to participate in the Plan;

(c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

(d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 13.16 by the Committee shall be attached to the Plan document as Appendices; and

(e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

14.17  No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

14.18  Arbitration of Disputes.  Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

14.19  Governing Law.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS			FOR	AGAINST	ABSTAIN
01 02 03 04 05	Nominees: Catherine A. Allen Robert L. Clarke Dr. E. Douglas Hodo Laurie C. Moore Dr. W. Arthur Porter	☐	☐	☐	2.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock.	☐	☐	☐	The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.
					3.	Approval of the Stewart Information Services Corporation 2008 Strategic Incentive Pool Plan.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)					4.	Approval of an Increase of authorized shares under the Stewart Information Services Corporation 2005 Long-Term Incentive Plan.	☐	☐	☐

*Exceptions

							Mark Here for Address Change or Comments SEE REVERSE		☐

Signature	Signature	Date

NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/stc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
STEWART INFORMATION SERVICES CORPORATION
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders

The Proxy Statement and the 2008 Annual Report on Form 10-K are available at:

http://www.Stewart.com/2009AnnualMeeting

44834

PROXY
STEWART INFORMATION SERVICES CORPORATION
PROXY VOTING INSTRUCTIONS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2009
     The undersigned appoints Ken Anderson, Jr. and E. Ashley Smith, and each of them, as proxies with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Stewart Information Services Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 1, 2009, or at any adjournment thereof.
     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named.
(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲
You can now access your BNY Mellon Shareowner Services account online.
Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).
The transfer agent for Stewart Information Services Corporation now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends

• View certificate history	• Make address changes

• View book-entry information	• Obtain a duplicate 1099 tax form

• Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
44834

Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS			FOR	AGAINST	ABSTAIN
01 02 03 04 05	Nominees: Catherine A. Allen Robert L. Clarke Dr. E. Douglas Hodo Laurie C. Moore Dr. W. Arthur Porter	☐	☐	☐	2.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock.	☐	☐	☐

The undersigned, as a named fiduciary for voting purposes, hereby directs Wells Fargo Bank, N.A., as Trustee for the Company’s 401(k) Salary Deferral Plan, to vote all shares of common stock of Stewart Information Services Corporation allocated to my account as of March 3, 2009, as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Commttee.

I understand that I am to mail this confidential voting instruction card to BNY Mellon Shareowner Services acting as tabulation agent, or vote by Internet or telephone as described on proxy, and that my instructions must be received by BNY Mellon Shareowner Services no later than 11:59 p.m. Eastern Time the day prior to the annual meeting day. If my instructions are not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares in my account will be voted in accordance with the terms of the Plan document.

I acknowledge receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

					3.	Approval of the Stewart Information Services Corporation 2008 Strategic Incentive Pool Plan.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)					4.	Approval of an Increase of authorized shares under the Stewart Information Services Corporation 2005 Long-Term Incentive Plan.	☐	☐	☐

*Exceptions

							Mark Here for Address Change or Comments SEE REVERSE		☐

Signature	Signature	Date

NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/stc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
STEWART INFORMATION SERVICES CORPORATION
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders

The Proxy Statement and the 2008 Annual Report on Form 10-K are available at:

http://www.Stewart.com/2009AnnualMeeting

44878-bl

PROXY
STEWART INFORMATION SERVICES CORPORATION
PROXY VOTING INSTRUCTIONS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2009
     The undersigned appoints Ken Anderson, Jr. and E. Ashley Smith, and each of them, as proxies with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Stewart Information Services Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 1, 2009, or at any adjournment thereof.
     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named.
(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲
You can now access your BNY Mellon Shareowner Services account online.
Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).
The transfer agent for Stewart Information Services Corporation now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends

• View certificate history	• Make address changes

• View book-entry information	• Obtain a duplicate 1099 tax form

• Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
44878-bl